EXHIBIT 10.1                                             CONFIDENTIAL TREATEMENT
                                                                    REQUESTED BY
                                                     CARRIER1 INTERNATIONAL S.A.

                                                                  EXECUTION COPY

================================================================================


                             SHAREHOLDERS AGREEMENT

                                   dated as of

                                November 23, 1999

                                      among



                       The Carlyle entities named herein,

                                   iaxis B.V.,

                          Carrier1 International S.A.,

                      Providence Equity Partners III L.P.,

                  Providence Equity Operating Partners III L.P.

                                       and

                                   Hubco S.A.

================================================================================

 [*]: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                                TABLE OF CONTENTS

                                                                                                              Page

ARTICLE I.DEFINITIONS.............................................................................................1
         Section 1.1       Definitions............................................................................1
         Section 1.2       Other Definitional Provisions..........................................................9

ARTICLE II.ORGANIZATION AND CAPITALIZATION.......................................................................10
         Section 2.1       Formation of the Company..............................................................10
         Section 2.2       Name..................................................................................10
         Section 2.3       Purpose...............................................................................10
         Section 2.4       Registered Office.....................................................................10
         Section 2.5       Share Capital.........................................................................11
         Section 2.6       Share Register........................................................................11
         Section 2.7       Additional Capital Contributions......................................................12
         Section 2.8       New Capital...........................................................................12
         Section 2.9       Formation of Local Operating Companies................................................14
         Section 2.10      Use of Capital........................................................................14
         Section 2.11      Payment to iaxis carrier services ltd.................................................15
         Section 2.12      Payments to Shareholders..............................................................15
         Section 2.13      Conditions to the Effectiveness of this Agreement.....................................15
         Section 2.14      Conditions to the Initial Capital Contributions.......................................15
         Section 2.15      Conditions to Additional Capital Contributions........................................16

ARTICLE III.MANAGEMENT AND ADMINISTRATION........................................................................17
         Section 3.1       Board of Directors of the Company.....................................................17
         Section 3.2       Requirements for Board Action.........................................................19
         Section 3.3       Officers..............................................................................21
         Section 3.4       Shareholders'Meetings.................................................................22
         Section 3.5       Accounting, Record Keeping and Reporting..............................................24
         Section 3.6       Business Plan.........................................................................26
         Section 3.7       Deposits and Withdrawals of Funds.....................................................26
         Section 3.8       Voting................................................................................26

ARTICLE IV.TRANSFER AND ASSIGNMENT...............................................................................26
         Section 4.1       Transfer of Securities................................................................26
         Section 4.2       Right of First Refusal................................................................28
         Section 4.3       Tag-Along Rights......................................................................30
         Section 4.4       Drag-Along Rights.....................................................................32
         Section 4.5       Liquidity Rights......................................................................34
         Section 4.6       Involuntary Transfers.................................................................36
         Section 4.7       Liability of Transferor...............................................................36
         Section 4.8       Transfers to a Competitor of the Company..............................................36
         Section 4.9       Prohibited Transfers..................................................................37
         Section 4.10      Expenses in Connection with Transfers.................................................37

ARTICLE V.REPRESENTATIONS AND WARRANTIES.........................................................................37
         Section 5.1       Representations and Warranties........................................................37

ARTICLE VI.CONFIDENTIALITY; SATISFACTION OF CONDITIONS...........................................................38
         Section 6.1       Confidentiality.......................................................................38
         Section 6.2       Satisfaction of Conditions............................................................39

ARTICLE VII.DEFAULTS, TRIGGER EVENTS AND REMEDIES................................................................39
         Section 7.1       Defaults..............................................................................39
         Section 7.2       Trigger Events........................................................................40
         Section 7.3       Actions Upon Default..................................................................40
         Section 7.4       Option of Non-Defaulting Shareholders to Purchase Common Shares.......................41

ARTICLE VIII.DEADLOCK............................................................................................43
         Section 8.1       Deadlock..............................................................................43

ARTICLE IX.TERMINATION AND DISSOLUTION...........................................................................43
         Section 9.1       Termination...........................................................................43
         Section 9.2       Winding-up............................................................................43

ARTICLE X.MISCELLANEOUS..........................................................................................44
         Section 10.1      After-Acquired Common Shares..........................................................44
         Section 10.2      Rights of Transferees and Transferors; Requirement to Become a Party..................44
         Section 10.3      Termination on Qualified Public Offering..............................................44
         Section 10.4      Owner of Common Shares................................................................44
         Section 10.5      Tax Elections.........................................................................44
         Section 10.6      Conflict of Terms.....................................................................44
         Section 10.7      Legend................................................................................44
         Section 10.8      Notices...............................................................................45
         Section 10.9      Applicable Law........................................................................45
         Section 10.10     Arbitration...........................................................................45
         Section 10.11     Amendment.............................................................................46
         Section 10.12     Assignment............................................................................46
         Section 10.13     Expenses..............................................................................46
         Section 10.14     Specific Enforcement..................................................................46
         Section 10.15     Headings..............................................................................46
         Section 10.16     Entire Agreement......................................................................46
         Section 10.17     Waivers...............................................................................46
         Section 10.18     Severability..........................................................................47
         Section 10.19     No Third Party Beneficiaries..........................................................47
         Section 10.20     Public Statements.....................................................................47
         Section 10.21     Execution in Counterparts.............................................................47

SCHEDULES:

Schedule 1        Subscription of Common Shares
Schedule 2        Capital Commitments
Schedule 3        Addresses for Notices

EXHIBITS:

Exhibit A         Articles of Incorporation
Exhibit B         Employment Term Sheet
Exhibit C         Reserved
Exhibit D         iaxis Assignment Agreement

                             SHAREHOLDERS AGREEMENT

                  THIS SHAREHOLDERS AGREEMENT, dated as of November 23, 1999, among (i) the entities whose names appear under the heading "Carlyle" on the signature pages hereof (collectively referred to as "Carlyle"), (ii) iaxis B.V., a corporation organized under the laws of the Netherlands ("iaxis"), (iii) Carrier1 International S.A., a Luxembourg Societe Anonyme ("Carrier1"), (iv) Providence Equity Partners III, L.P., a limited partnership organized under the laws of Delaware, and Providence Equity Operating Partners III, L.P., a limited partnership organized under the laws of Delaware, (collectively referred to as "Providence"), and (v) Hubco S.A. a Luxembourg Societe Anonyme (the "Company").

                              W I T N E S S E T H:

                  WHEREAS, in connection with the establishment of the Company and the parties' desire to develop, own and operate the Company Business, the parties hereto desire to set forth certain understandings regarding the relationship (a) between the Company and the Shareholders and (b) among the Shareholders;

                  WHEREAS, the operation of the Company is dependent on the network and technical expertise of the Shareholders;

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter set forth, which the parties hereto agree is good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

Section 1.1 DEFINITIONS. As used herein, the following terms shall have the following meanings:

                  "ACQUIROR" shall have the meaning set forth in Section 4.5(a).

                  "ADDITIONAL CAPITAL CONTRIBUTION" shall mean, with respect to any Shareholder, any contribution by such Shareholder to the Company in accordance with the terms of Section .7.

                  "ADDITIONAL SHARES" shall have the meaning set forth in
Section 4.3(d).

                  "AFFILIATE" shall mean, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, such Person; provided that the Company shall not be treated as an Affiliate of any Shareholder. For purposes of this Agreement, the term "control" (and the derivative terms "controlling" and "controlled") shall mean the possession, directly or indirectly, of the power to elect or cause the election of a majority of the directors or managers of a Person, whether through the ownership of voting securities, by contract or otherwise; PROVIDED that (i) beneficial ownership of [*] or more of the Voting Stock of a Person shall be deemed to be control and (ii) the general partner of a limited partnership and the managing member of a limited liability company shall be deemed to control such limited partnership or limited liability company, as the case may be.

                  "AFFILIATE AGREEMENT" shall mean any agreement executed by the Company or a Subsidiary of the Company (a) to which a Shareholder, or any Affiliate thereof is also a party or (b) in which a Shareholder, or any Affiliate thereof has a substantial financial interest.

                  "AGREEMENT" shall mean this Shareholders Agreement, as further amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

                  "ARTICLES OF INCORPORATION" shall mean the Articles of Incorporation of the Company substantially in the form of Exhibit A.

                  "AUCTION" shall have the meaning set forth in Section 4.5(a).

                  "AUCTIONEER" shall have the meaning set forth in Section
4.5(c).

                  "BOARD OF DIRECTORS" shall have the meaning set forth in
Section 3.1(a).

                  "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in London or New York City are authorized or obligated by law or executive order to close.

                  "BUSINESS PLAN" shall mean the business plan for the Company adopted pursuant to Section 3.6, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

                  "CAPITAL CALL DATE" shall mean each Business Day on which the Shareholders are requested by the Company to make an Additional Capital Contribution to the Company, which Business Day (a) shall be specified by the Company in a Capital Call Notice delivered by the Company to each of the Shareholders and (b) shall be no less than fifteen (15) Business Days from the date of delivery of such Capital Call Notice by the Company.

                  "CAPITAL CALL NOTICE" shall mean a written notice requesting that Additional Capital Contributions be made by the Shareholders to the Company, which notice shall (a) be delivered by the Company to each Shareholder,
(b) call for contributions to the Company by the Shareholders of all or a portion of their Additional Capital Contributions, (c) specify the Capital Call Date on which such Additional Capital Contributions are to be made and (d) specify the account of the Company to which the Additional Capital Contributions should be made available, all in accordance with Section 2.7.

 [*]: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                  "CAPITAL COMMITMENT" shall mean, with respect to each Shareholder, the sum of its Initial Capital Contribution and its "Maximum Additional Capital Commitments" as set forth on Schedule 2.

                  "CAPITAL CONTRIBUTION" shall mean, with respect to any Shareholder, any contribution by such Shareholder to the Company in accordance with the terms of Section 2.7 or Section 2.8.

                  "CAPITAL EXPENDITURE" shall mean for any period, with respect to the Company, any expenditure by the Company or any Subsidiary thereof for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) which should be capitalized under U.S. GAAP on a consolidated balance sheet of the Company and any Subsidiaries thereof.

                  "CAPITAL STOCK" shall mean: (i) in the case of a corporation, corporate stock; (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

                  "CARRIER INVESTORS" shall mean each of iaxis and Carrier1.

                  "CASH EQUIVALENTS" shall have the meaning set forth in Section 4.2(g).

                  "CHAIRMAN OF THE BOARD" shall have the meaning set forth in
Section 3.1(d).

                  "CLOSING DATE" shall mean the date on which the Initial Capital Contribution is funded.

                  "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "COMMON SHARES" shall mean (a) the $2.00 par value common stock of the Company, (b) any security or other instrument (i) received as a dividend on, or other payment made to holders of, such stock (or any security or other instrument referred to in this definition) or (ii) issued in connection with a split of such stock (or any security or other instrument referred to in this definition) or as a result of any exchange or reclassification of such stock (or any security or other instrument referred to in this definition), reorganization, recapitalization, consolidation or merger, (c) any option, warrant or right to acquire such stock (or any security or other instrument referred to in this definition) and (d) any security or other instrument exchangeable for, or convertible into, such stock (or any security or other instrument referred to in this definition).

                  "COMPANY" shall have the meaning set forth in the preamble hereto.

                  "COMPANY BUSINESS" shall have the meaning set forth in Section 2.3.

                  "COMPETITOR" means any Person, directly or indirectly, engaged (whether by way of ownership, (other than as a holder of not in excess of [*] of the outstanding voting shares of any publicly traded company) or, as a provider of services or otherwise) in a Restricted Business.

                  "CONFIDENTIAL INFORMATION" shall have the meaning set forth in
Section 6.1.

                  "DEADLOCK" shall have the meaning set forth in Section 8.1.

                  "DEADLOCK NOTICE" shall have the meaning set forth in Section 8.1.

                  "DEFAULT NOTICE" shall have the meaning set forth in Section 7.1.

                  "DEFAULTED SHARES" shall have the meaning set forth in Section 7.4(a).

                  "DEFAULTING SHAREHOLDER" shall mean, as of any date of determination, any Shareholder as to which an Event of Default shall have occurred and be continuing.

                  "DIRECTOR" shall have the meaning set forth in  Section
3.1(a).

                  "DIRECTOR DESIGNEES" shall have the meaning set forth in
Section 3.1(a).

                  "DOLLARS" and "$" shall mean the lawful currency of the United States of America.

                  "DRAG-ALONG NOTICE" shall have the meaning set forth in
Section 4.4(b).

                  "DRAG-ALONG NOTICE DATE" shall have the meaning set forth in
Section 4.4(b).

                  "DRAG-ALONG SALE" shall have the meaning set forth in Section 4.4(a).

                  "DRAG-ALONG SALE DATE" shall have the meaning set forth in
Section 4.4(b).

                  "EMPLOYMENT AGREEMENT" shall have the meaning set forth in
Section 2.14(d).

                  "EVENT OF DEFAULT" shall have the meaning set forth in Section 7.1.

                  "FAIR MARKET VALUE" shall mean with respect to any asset or property other than Common Shares, the price that could be negotiated in an arms-length free market transaction, for cash, between a willing seller and a willing buyer, as determined by the Board of Directors of the Company acting in good faith.

                  "FAIR MARKET VALUE OF COMMON SHARES" shall have the meaning set forth in Section 4.5(f).

 [*]: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                  "FISCAL QUARTER" shall mean each fiscal quarter comprising a portion of any Fiscal Year.

                  "FISCAL YEAR" shall mean the accounting year of the Company commencing each year on January 1 and ending on the following December 31, or such other accounting year as the Company may from time to time adopt. The Fiscal Year may differ from the Company's taxable year.

                  "FULLY SUBSCRIBED SHAREHOLDER" shall have the meaning set forth in Section 2.8(e).

                  "FURTHER CAPITAL NOTICE" shall have the meaning set forth in
Section 2.8(e).

                  "GRANDFATHERED PROPERTY" shall have the meaning given such term in the Strategic Anchor Tenant Agreements.

                  "IAXIS ASSIGNMENT AGREEMENT" shall have the meaning set forth in Section 2.14(e).

                  "INDEBTEDNESS" shall mean, for any Person, all indebtedness of such Person (i) for borrowed money or for the deferred purchase price of property or services, (ii) which is evidenced by any note, bond, debenture or similar instrument or (iii) which consists of a lease of property by such Person that, in conformity with U.S. GAAP, should be accounted for as a capital lease on a balance sheet of such Person, and includes all guarantees or similar contingent obligations of such Person in respect of Indebtedness of another Person.

                  "INDEPENDENT ACCOUNTANTS" shall mean such internationally recognized accounting firm as may be selected from time to time by the Board of Directors.

                  "INDEPENDENT APPRAISER" shall have the meaning set forth in
Section 4.2(d).

                  "INITIAL CAPITAL CONTRIBUTION" shall have the meaning set forth in Section 2.5(b).

                  "INITIATING SHAREHOLDERS" shall have the meaning set forth in
Section 4.4(a).

                  "INVOLUNTARY TRANSFER NOTICE" shall have the meaning set forth in Section 4.6.

                  "MANAGEMENT DIRECTOR" shall have the meaning set forth in
Section 3.1(a).

                  "MANAGEMENT SHAREHOLDERS AGREEMENT" shall have the meaning set forth in Section 2.14(d).

                  "MARKETABLE SECURITIES" shall have the meaning set forth in
Section 4.2(g).

                  "NEW CAPITAL" shall have the meaning set forth in Section 2.8(a).

                  "NEW CAPITAL NOTICE" shall have the meaning set forth in
Section 2.8(c).

                  "NON-DEFAULTING SHAREHOLDER" shall have the meaning set forth in Section 7.1(c).

                  "NON-VOTING SHARES" shall have the meaning set forth in
Section 2.5(a).

                  "NOTICE" shall have the meaning set forth in Section 4.2(a).

                  "NOTICE DATE" shall have the meaning set forth in Section 4.3(c).

                  "OFFEREE" shall have the meaning set forth in Section 4.2(a).

                  "OFFEREE ELECTION NOTICE" shall have the meaning set forth in
Section 4.2(b).

                  "OFFEREE ELECTION NUMBER" shall have the meaning set forth in
Section 4.2(b).

                  "OFFERED SHARES" shall have the meaning set forth in Section 4.2(a).

                  "OFFEROR" shall have the meaning set forth in Section 4.2(a).

                  "OFFICERS" shall have the meaning set forth in Section 3.3(a).

                  "OTHER HOLDERS" shall have the meaning set forth in Section 4.3(a).

                  "PERMITTED TRANSFEREE" shall have the meaning set forth in
Section 4.1(b).

                  "PERSON" shall mean any individual, partnership, joint venture, corporation, limited liability company, limited duration company, limited life company, association, trust or other enterprise.

                  "PRINCIPAL EXECUTIVE OFFICER" shall mean any of the President, the Chief Executive Officer, the General Counsel, the Chief Financial Officer, the Chief Operating Officer and each Senior Vice President (or the equivalent thereof) of the Company.

                  "PRO RATA SHARE" shall have the meaning set forth in Section 4.2(b).

                  "PURCHASE NOTICE" shall have the meaning set forth in Section 4.2(b).

                  "QUALIFIED PUBLIC OFFERING" shall mean a firm commitment underwritten public offering (underwritten by an underwriter or underwriters of recognized national or international standing) in which Common Shares are approved for listing on the New York Stock Exchange, the NASDAQ National Market, the London Stock Exchange or the Frankfurt Stock Exchange, covering the offer and sale of Common Shares for the account of the Company in which the aggregate public offering price (before deduction of underwriters' discounts and commissions) equals or exceeds $50,000,000 and the public offering price per share of which equals or exceeds three (3) times the Subscription Price per share, before deduction of underwriters' discounts and commissions (such price per share of Common Shares to be appropriately adjusted to reflect adjustments for stock-splits, stock dividends, recapitalizations or other similar transactions after the Closing Date).

                  "REGISTER" shall mean the Register of Shareholders of the Company.

                  "REGISTERED OFFICE" shall have the meaning set forth in
Section 2.4.

                  "REGISTRATION RIGHTS AGREEMENT" shall mean the Registration Rights Agreement, dated as of the date hereof, by and among the Shareholders and the Company, as the same shall be amended from time to time.

                  "REQUIRED SALE" shall have the meaning set forth in Section 4.5(c).

                  "REQUIRED SALE CLOSING DATE" shall have the meaning set forth in Section 4.5(e).

                  "REQUIRED SALE NOTICE" shall have the meaning set forth in
Section 4.5(e).

                  "RESTRICTED BUSINESS" shall mean

                                         [*]



                  "SALE NOTICE" shall have the meaning set forth in Section 4.3(c).

                  "SECTION 4.5 MINIMUM PRICE" shall have the meaning set forth in Section 4.5(b).

                  "SECTION 4.5 NOTICE" shall have the meaning set forth in
Section 4.5(b).

                  "SECTION 4.5 OFFER" shall have the meaning set forth in
Section 4.5(b).

                  "SECTION 4.5 OFFER PERIOD" shall have the meaning set forth in
Section 4.5(b).

                  "SECTION 4.5 SELLER" shall have the meaning set forth in
Section 4.5(a).

 [*]: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "SELLING SHAREHOLDER" shall have the meaning set forth in
Section 4.3(a).

                  "SHARE CAPITAL DEPOSIT" shall have the meaning set forth in
Section 2.5(a).

                  "SHARE PERCENTAGE" shall mean, at any time with respect to any Shareholder, the percentage which the number of Common Shares owned by such Shareholder then constitutes of the aggregate number of Common Shares then outstanding.

                  "SHAREHOLDER" shall mean each of Carlyle, iaxis, Providence and Carrier1, upon the execution by each of this Agreement, and each other Person, if any, that hereafter becomes a party to this Agreement after becoming a shareholder of the Company. A Shareholder that transfers all of its Common Shares in the Company in accordance with the provisions of this Agreement shall cease to be a Shareholder.

                  "SHAREHOLDERS' ALLOTMENT" shall have the meaning set forth in
Section 4.3(a).

                  "SHAREHOLDERS' SHARES" shall have the meaning set forth in
Section 4.3(a).

                  "SPACE" shall have the meaning given such term in the Strategic Anchor Tenant Agreements.

                  "SPECIAL PURPOSE SHAREHOLDER" shall have the meaning set forth in Section 4.1(e).

                  "STRATEGIC ANCHOR TENANT AGREEMENTS" shall mean those certain Strategic Anchor Tenant Agreements by and among the Company, on the one hand, and iaxis and Carrier1, on the other hand, dated as the date hereof, as the same shall be amended from time to time.

                  "SUBSCRIPTION NOTICE" shall have the meaning set forth in
Section 2.8(d).

                  "SUBSCRIPTION PRICE" shall mean, with respect to the Common Shares subscribed by each initial Shareholder, the amount listed by such initial Shareholder for such Common Shares as set forth on Schedule 1 under the heading "Total Purchase Price."

                  "SUBSIDIARY" shall mean, as to any person, (a) any corporation more than [*] of whose stock of any class or classes having by terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such person and/or one or more Subsidiaries of such person and (b) any partnership, association, joint venture, limited liability

[*]: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

company or other entity in which such person and/or one or more Subsidiaries of such person have more than a [*] equity interest therein.

                  "SUPERMAJORITY BOARD APPROVAL" shall have the meaning set forth in Section 3.2(b).

                  "SUPERMAJORITY SHAREHOLDER APPROVAL" shall have the meaning set forth in Section 3.4(f).

                  "TAG-ALONG NOTICE" shall have the meaning set forth in Section 4.3(d).

                  "TAG-ALONG SALE" shall have the meaning set forth in Section 4.3(a).

                  "TAG-ALONG SALE DATE" shall have the meaning set forth in
Section 4.3(c).

                  "TERMINATION EVENT" shall have the meaning set forth in
Section 9.1.

                  "THIRD PARTY" shall have the meaning set forth in Section 4.4(a).

                  "THIRD PARTY PROPOSAL" shall have the meaning set forth in
Section 4.4(f).

                  "TRANSACTION DOCUMENTS" shall mean, collectively, this Agreement, the Strategic Anchor Tenant Agreements, the Registration Rights Agreement, the Employment Agreements, the Management Shareholders Agreement, the iaxis Assignment Agreement and each other agreement entered into by any party hereto or any Affiliate thereof pursuant to or in connection with this Agreement.

                  "TRANSFER" shall have the meaning set forth in Section 4.1(a).

                  "TRIGGERING NOTICE" shall have the meaning set forth in
Section 8.1.

                  "U.S. GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time as of the relevant date of determination.

                  "VOTING STOCK" of any Person as of any date shall mean the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

                  Section 1.2       OTHER DEFINITIONAL PROVISIONS.

                  (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any other document made or delivered pursuant hereto.

                  (b) The words "hereof," "herein," "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to

[*]: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

any particular provision of this Agreement, and Article, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  (d) Except as otherwise specified herein, each reference in this Agreement to a Transaction Document shall be deemed (i) to include all exhibits, annexes, schedules or other attachments thereto and (ii) to refer to such Transaction Document as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms and the terms of this Agreement.

                  (e) Each reference in this Agreement to a Person shall be deemed to include such Person's permitted successors and assigns.

                  (f) The use of the word "including" in this Agreement means "including, without limitation."

                                  ARTICLE II.
                         ORGANIZATION AND CAPITALIZATION

                  Section 2.1 FORMATION OF THE COMPANY. The Company was incorporated under the laws of Luxembourg on November 19, 1999. Subject to the terms and conditions hereof and the Articles of Incorporation, the Shareholders have established the Company as a Societe Anonyme under the laws of Luxembourg. The Shareholders have taken, or have caused to be taken, all such actions as may be required under the laws of Luxembourg in connection with the formation of the Company on the terms and conditions set forth herein, and the Shareholders agree to take, or cause to be taken, all such actions as may be required under the laws of Luxembourg in connection with the continuation of the Company on the terms and conditions set forth herein. The Company shall have an unlimited duration unless terminated or dissolved earlier in accordance with the terms of this Agreement.

                  Section 2.2  NAME. The name of the Company shall be "Hubco
S.A."

                  Section 2.3 PURPOSE. The Company's business shall be, directly or through Subsidiaries, the acquisition, leasing, development, active full-service operation and provision of facilities in Europe for the purpose of housing telecommunications and/or data equipment and all business related or reasonably incidental thereto, and the Company may take any and all actions necessary, appropriate or consistent therewith (collectively, the "Company Business"). The Company shall not engage in any business other than the Company Business unless the Board of Directors, by Supermajority Board Approval, and the Shareholders, by Supermajority Shareholder Approval, grant their approval to engage in such other business.

                  Section 2.4 REGISTERED OFFICE. The address of the Company's registered office in Luxembourg shall be 3 Bd Prince Henri, L-1724 Luxembourg (the "Registered Office"). The Company's Registered Office may be changed at any time by a vote of the Board of Directors in accordance with Section 3.2(a).

                  Section 2.5  SHARE CAPITAL.

                  (a) Each party acknowledges that upon the formation of the Company, Carrier1 contributed $10,000 to satisfy the minimum share capital deposit (the "Share Capital Deposit") required by Luxembourg law. Promptly after the execution of this Agreement, the Shareholders shall cause to be approved and filed an amendment to the Articles of Incorporation, and shall take or cause to be taken all other actions necessary to create a class of stock of the Company, par value $2.00 per share, without any voting rights, except as may be required by Luxembourg law ("Non-Voting Shares"). To the extent required by Luxembourg law, Non-Voting Shares shall have the right to receive preferential dividends at a rate equal to 0.1% of its par value and a liquidation preference equal to $.01 per share.

                  (b) Except as set forth in Section 2.5(c) below and subject to
Section 2.14, each Shareholder agrees to pay to the Company the Subscription Price (as to each Shareholder, its "Initial Capital Contribution") by wire transfer of immediately available funds to such account or accounts as the Company shall have designated in writing, less any amounts previously paid by such Shareholder as part of the Share Capital Deposit, and in consideration therefor the Company shall issue to each Shareholder the number of Common Shares set forth opposite such Shareholder's name on Schedule 1.

                  (c) Upon the request of Carlyle and Providence, the Parties agree to form a Gibraltar limited liability company or corporation or an entity organized in such other jurisdiction as Carlyle and Providence may in good faith determine to be suitable ("Gibraltarco"). Subject to Section 2.14, and in lieu of Section 2.5(b), each Shareholder agrees to pay to Gibraltarco its Initial Capital Contribution. At the time selected by Carlyle and Providence, each Shareholder shall contribute its shares in Gibraltarco to the Company in exchange for the issuance by the Company to such Shareholder of the same number of Common Shares. Upon the request of Carlyle and Providence, the parties will follow the procedures set forth in this Section 2.5(c) for any Additional Capital Contributions.

                  (d) All Common Shares shall be identical and shall entitle the holders thereof to the same rights and privileges. The Shareholders shall have no personal liability for the debts or liabilities of the Company and shall not be required to contribute to the assets of the Company on a winding up of the business of the Company.

                  Section 2.6  SHARE REGISTER.

                  (a) All Common Shares will be issued in registered form only. All issued Common Shares shall be registered in the Register which shall be kept by the Secretary of the Company or by one or more persons designated for such purpose by the Secretary of the Company and the Register shall contain the name of each shareholder of the Company, its address including its country of residence or elected domicile, the number of Common Shares held by it, the amount paid or agreed to be considered as paid on the Common Shares, the date on which each Shareholder was entered into the Register and the date at which any Shareholder ceased to be a member for one year after such Shareholder was entered into the Register.

                  (b) Transfer of Common Shares shall be made in accordance with the terms of this Agreement and the Articles of Incorporation, and shall be effected by written instrument of transfer to be inscribed in the Register, such instrument to be dated and signed by the transferor and the transferee or by persons holding suitable powers of attorney to act therefor. The Board of Directors shall accept and enter into the Register any Transfer effected in accordance with the terms of this Agreement and the Articles of Incorporation and pursuant to an agreement or agreements between the transferor and the transferee, true and complete copies of which shall have been delivered to the Company.

                  (c) Every Shareholder must provide the Secretary of the Company with an address to which all notices and announcements from the Company, the Board of Directors or other Shareholders may be sent. Such address will also be entered in the Register. Any Shareholder may, at any time, change its address as entered in the Register by means of a written notification to the Registered Office and, for so long as the Registered Office and principal place of business are not the same address, also by written notification to the principal place of business or to such other address as may be set by the President from time to time.

                  Section 2.7  ADDITIONAL CAPITAL CONTRIBUTIONS.

                  (a) Each Shareholder agrees to make Additional Capital Contributions in cash from time to time to the Company in an aggregate amount not to exceed the amount set forth opposite its name under the heading "Maximum Additional Capital Commitments" on Schedule 2. At any time and from time to time after the date hereof, on any Capital Call Date, subject to the fulfillment of the conditions set forth in Section 2.15, each Shareholder shall contribute to the Company such portion of its unfunded Additional Capital Contributions as shall be specified by the Company in the Capital Call Notice delivered with respect to such Capital Call Date; provided, however, that in no event shall any Shareholder be required to make capital contributions in excess of its Capital Commitment.

                  (b) In delivering a Capital Call Notice, the Company (i) will call for Additional Capital Contributions from all Shareholders simultaneously and pro rata in accordance with each Shareholder's Share Percentage and (ii) will call only for such Additional Capital Contributions as are approved pursuant to Section 3.2(b)(x).

                  (c) Additional Capital Contributions by the Shareholders shall be made in Dollars by wire transfer of immediately available funds to the account of the Company specified in the relevant Capital Call Notice. No Shareholder shall be entitled to any interest or compensation by reason of its Additional Capital Contributions or by reason of serving as a Shareholder. No Shareholder shall be required to lend any funds to the Company.

                  Section 2.8  NEW CAPITAL.

                  (a) In the event that the Company from time to time requires capital in addition to the aggregate Capital Commitments and the Board of Directors approves pursuant to Section 3.2(b)(x) the raising of additional capital ("New Capital") by the Company, and such issuance satisfies the other requirements of Luxembourg law, each Shareholder shall have the preferential right to subscribe to such New Capital in proportion to its Share Percentage as of the date of the notice described in Section 2.8(c).

                  (b) The Shareholders acknowledge and agree that upon the written request of any Shareholder, the Board of Directors shall promptly determine, in its sole discretion, whether or not to approve the issuance of New Capital and the terms of such New Capital.

                  (c) Promptly following a decision of the Board of Directors to issue New Capital, the Company shall provide to each Shareholder a written notice (a "New Capital Notice") specifying the total amount of the New Capital proposed to be issued and the amount and terms of such New Capital for which each Shareholder is entitled to subscribe.

                  (d) For a period of thirty (30) days following the date of the New Capital Notice, each Shareholder may elect by written notice to the Company (a "Subscription Notice") to subscribe for all or any portion of that amount of New Capital for which the Shareholder is entitled to subscribe as set forth in the New Capital Notice.

                  (e) At the end of such thirty (30) day period, (i) the Company shall give to each Shareholder written notice of which Shareholders have subscribed for New Capital and the amount of such New Capital for which each such Shareholder has subscribed and (ii) in the event that any Shareholder does not subscribe for the full amount of New Capital for which such Shareholder is entitled to subscribe, the Company shall give to each Shareholder that had subscribed for the full amount of New Capital for which it was entitled to subscribe (a "Fully Subscribed Shareholder") written notice (a "Further Capital Notice") specifying the amount of such unsubscribed New Capital. For a period of fifteen (15) days from the date of any Further Capital Notice, each Fully Subscribed Shareholder may elect, by giving a Further Subscription Notice to the Company, to subscribe for all or any portion of the additional unsubscribed New Capital, which shall be allocated in the following order of priority: first, ratably to the Fully Subscribed Shareholders in accordance with each Fully Subscribed Shareholder's Share Percentage, to the extent the Fully Subscribed Shareholders have elected to do so and second, if any Fully Subscribed Shareholders have subscribed for more unsubscribed New Capital than has been allocated pursuant to the clause first above, ratably to such Fully Subscribed Shareholders in accordance with the unfulfilled subscriptions of such Fully Subscribed Shareholders.

                  (f) Each Subscription Notice shall constitute a binding commitment of the Shareholder giving such notice to purchase from the Company the amount of New Capital set forth therein, at the price, by the date and on the terms and conditions set forth in the New Capital Notice or the Further Capital Notice, as the case may be, and shall be enforceable by the Company against the subscribing Shareholder.

                  (g) After completion of the procedure set forth in Section 2.8(e), the Company may issue any New Capital not subscribed for by the Shareholders pursuant to this Section 2.8 to any other Person; provided that such issuance shall have first been approved by the Shareholders as required by Section 3.4(f)(iv).

                  (h) Contemporaneously with the delivery to the Company of the New Capital, the Company shall, and the Shareholders agree to take all actions necessary to cause the Company to, execute all certificates, instruments, amendments and other documents and take such other actions as are reasonably necessary or desirable to issue the New Capital.

                  (i) The number of Common Shares to be issued in connection with such New Capital shall be determined by the Board of Directors promptly following the approval by the Shareholders in accordance with Section 3.4(f)(iv) of a decision to issue New Capital.

                  (j) The preferential rights of the Shareholders in this
Section 2.8 shall not apply with respect to issuance of options, warrants or other rights to purchase Common Shares pursuant to an employee incentive plan approved by Supermajority Board Approval of the Board of Directors.

                  Section 2.9 FORMATION OF LOCAL OPERATING COMPANIES. From time to time, the Board of Directors in accordance with Section 3.2 and the Business Plan may cause the Company to establish local operating companies to conduct the Company Business within particular countries. The Shareholders agree to cause the Company to form such Subsidiaries in a manner that permits such Subsidiaries to be treated as partnerships or disregarded entities for United States federal income tax purposes and conduct its business operations through such Subsidiaries and branches so as to minimize the overall tax burden to the Shareholders collectively.

                  Section 2.10 USE OF CAPITAL. Capital will be used for purposes as the Board of Directors shall determine in accordance with Section 3.2.

                  Section 2.11 PAYMENT TO IAXIS CARRIER SERVICES LTD. Concurrently with the payment of the Subscription Price by iaxis, the Company shall cause one or more of its Subsidiaries to pay [*] to iaxis carrier services ltd. and [*] to iaxis for services rendered to such Subsidiaries in connection with the identification, analysis and selection of facilities, and iaxis shall enter into, and cause iaxis carrier services ltd. to enter into, and the Company or its designated Subsidiary shall enter into, the iaxis Assignment Agreement.

                  Section 2.12 PAYMENTS TO SHAREHOLDERS. Concurrently with the payment of the Subscription Price by the Shareholders and in recognition of services performed by the Shareholders or their Affiliates in connection with the formation of the Company: (a) the Company shall pay to each of the Shareholders (or their designees) a transaction fee equal to [*] of the Subscription Price for such Shareholder and (b) each of the Shareholders (or their designees) shall be reimbursed by the Company for reasonable expenses (with written documentation showing reasonable detail of such expenses), not to exceed [*] incurred in drafting and negotiating the Transaction Documents and forming the Company. At the time a Shareholder makes an Additional Capital Contribution, the Company shall pay such Shareholder (or its designees) a transaction fee equal to [*] of such Additional Capital Contribution.

                  Section 2.13 CONDITIONS TO THE EFFECTIVENESS OF THIS AGREEMENT. This Agreement shall become effective upon its execution by Shareholders whose Capital Commitments collectively constitute at least [*] of the aggregate amount of all Capital Commitments set forth on Schedule 2, even if not executed by one or more Persons whose names appear on the signature pages hereof. No Person whose name appears on the signature pages hereof and who does not execute this Agreement on the date hereof shall have the right to execute this Agreement at any later date.

                  Section 2.14 CONDITIONS TO THE INITIAL CAPITAL CONTRIBUTIONS. The obligations of each of the Shareholders to make its Initial Capital Contribution are subject to the fulfillment of the following conditions:

                  (a) Such Shareholder shall have received copies of the Company's Articles of Incorporation and resolutions of the Board of Directors, approving the execution and delivery of the Transaction Documents and the transactions contemplated hereby, including, without limitation, the authorization and issuance of the Common Shares on the terms set forth herein.

                  (b) No action shall have been taken and no statute, rule, regulation or order shall have been enacted or entered by any governmental body, agency or by any court with jurisdiction over the transactions contemplated herein with requisite authority, to prohibit or unduly delay consummation of the acquisition of the Common Shares contemplated by this Agreement.

[*]: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                  (c) Such Shareholder shall have received such opinions from counsel for the Company and from counsel to the other Shareholders as such Shareholder may reasonably request.

                  (d) Thor Geir Ramleth shall have executed and delivered an employment and non-competition agreement and assignments of proprietary information (the "Employment Agreement") substantially in the form of the term sheet attached as Exhibit B, and a management shareholders agreement (the "Management Shareholders Agreement") containing the terms set forth in Exhibit B, and Ken Davies shall have executed and delivered an employment agreement in a form reasonably satisfactory to the Shareholders, provided, however, that the foregoing condition may be waived by Shareholders that would, after giving effect to the Initial Capital Contributions, hold at least [*] of the outstanding Common Shares held by all Shareholders.

                  (e) iaxis shall have executed and delivered an assignment agreement with respect to the assets described therein (the "iaxis Assignment Agreement") substantially in the form attached hereto as Exhibit D.

                  (f) The Company shall have obtained directors' and officers' insurance in amounts and on terms in form and substance reasonably satisfactory to the Investors,

                  (g) Since the date of this Agreement, there shall not have been any material adverse change, either individually or in the aggregate, with respect to the business, financial condition, operations, assets, liabilities, personnel or prospects of the Company and to the knowledge of the Company there shall not have occurred any event which could reasonably be expected to result in such a material adverse change.

                  (h) The Articles of Incorporation shall have been amended to authorize a class of Non-Voting Shares.

                  Section 2.15 CONDITIONS TO ADDITIONAL CAPITAL CONTRIBUTIONS. The obligations of each of the Shareholders to make any Additional Capital Contribution are subject to the fulfillment of the following conditions:

                  (a) Each Shareholder shall have fully funded its Initial Capital Contribution.

                  (b) The Capital Call Notice for such Additional Capital Contribution shall have been approved by the Board of Directors in accordance with Section 3.2(b)(x).

                  (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted or entered into by any governmental body, agency or by any court with jurisdiction over the transactions contemplated herein with requisite authority, to prohibit or

[*]: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

unduly delay consummation of the acquisition of the Common Shares contemplated by this Agreement.


                                  ARTICLE III.
                          MANAGEMENT AND ADMINISTRATION

                  Section 3.1  BOARD OF DIRECTORS OF THE COMPANY.

                  (a) The Company shall be managed by a board of directors (the "Board of Directors") consisting of eight (8) directors (each, a "Director"). Three (3) of the initial Directors shall be nominated by Carlyle, two (2) of the initial Directors shall be nominated by Providence, one (1) of the initial Directors shall be nominated by iaxis, and one (1) of the initial Directors shall be nominated by Carrier1. One (1) of the initial Directors (the "Management Director") shall be the Chief Executive Officer or, in his absence, such other Principal Executive Officer elected by Supermajority Shareholder Approval. Directors nominated by a Shareholder shall be referred to as such Shareholder's "Director Designees." In the event that a Shareholder:

                        (i) ceases to own at least 10% of the Common Shares outstanding at any time,

                        (ii)  becomes a Defaulting Shareholder, or

                        (iii) Transfers Common Shares as provided in Section
                              4.8,

then, in any such case, such Shareholder shall have no right to nominate Director Designee(s).

                  (b) Each of the Shareholders hereby agrees to vote in favor of the Director Designees of each other Shareholder (provided that such Shareholder has made timely payment of its Initial Capital Contribution) for positions on the Board of Directors. The Director Designees of Carlyle shall initially be:
Frank Yeary, Gabe Finke and Brooke Coburn. The Director Designees of Providence shall initially be: Glenn Creamer and Alexander Evans. The Director Designee of iaxis shall initially be Abteen Sai. The Director Designee of Carrier1 shall be Terje Nordahl. The Management Director shall be Thor Geir Ramleth. Each Shareholder agrees not to take any action to remove a Director Designee other than in accordance with (i) the following sentence, (ii) Section 3.1(a) if a Shareholder ceases to own at least 10% of the Common Shares outstanding, (iii)
Section 4.8 or (iv) Section 3.1(a) if a Shareholder becomes a Defaulting Shareholder. As soon as practicable after receipt of a written request from a Shareholder to remove a Director Designee of such Shareholder, the other Shareholders agree to take, or cause to be taken by their Director Designees, all appropriate action to effect the removal of such Director Designee. Upon the removal of a Director Designee pursuant to the preceding sentence or the resignation or death of a Director Designee, the Shareholder nominating such Director Designee shall designate a replacement Director Designee, and the other Shareholders agree to take, or cause to be taken by their respective Director Designees, as soon as practicable after receipt of such designation, all appropriate action to effect the election of such replacement Director Designee. Directors of Subsidiaries of the Company shall be appointed in a similar manner.

                  (c) Except as necessary to remove a Director in accordance with Section 3.1(a), each Shareholder shall vote against or withhold consent from any proposal to amend the Articles of Incorporation in order to change the composition or character of the Board of Directors as set forth in this Section 3.1.

                  (d) A Chairman of the Board of Directors (the "Chairman of the Board") shall be elected by Supermajority Board Approval. The Chairman of the Board shall preside over meetings of the Board of Directors but shall otherwise have no additional voting or other rights in his capacity as such, including in connection with any matters submitted to or voted upon by the Board of Directors. In the absence of the Director then serving as Chairman of the Board at any meeting of the Board of Directors, (A) the Chairman of the Board for such meeting shall be the Director nominated by a majority of the Directors present at such meeting, and (B) the Board of Directors may continue to act in accordance with the terms of this Agreement.

                  (e) Each Director shall serve for a term of the duration set forth in the Articles of Incorporation or, if earlier, until the date of death, resignation or removal of such Director in accordance with this Agreement or the date upon which the Shareholder that nominated such Director ceases to be a Shareholder (or reduces its interest such that it is no longer entitled to Director Designees and is required to remove such Director Designees as a result); provided that, in the event that a Director dies, resigns or is removed prior to the end of the scheduled term of such Director, the initial term for any Director which replaces such Director on the Board of Directors shall be the remaining scheduled term of such Director.

                  (f) Any Director may resign by giving notice in writing to the Secretary of the Company at the Registered Office. The Secretary of the Company will give written notice to all the Shareholders.

                  (g) Directors may participate in a meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear and speak to each other, and such participation in a meeting will constitute presence in person at the meeting; provided that all actions approved by the Directors at any such meeting will be reduced to writing in the form of resolutions by the Secretary of the Company.

                  (h) Except as otherwise may be determined by Supermajority Board Approval or as otherwise provided in this Agreement, the Company shall not pay compensation to, or reimburse expenses (other than reasonable out-of-pocket travel expenses) of, the Directors.

                  (i) The Board of Directors shall hold regular meetings not less than quarterly at such time and place as shall be determined by the Board of Directors. Special meetings of the Board of Directors may be called at any time by any Director. Except as otherwise determined by the Board of Directors, all special and regular meetings of the Board of Directors shall be held at the principal office of the Company. No notice shall be required with respect to any regular meeting of the Board of Directors. Prior notice of any special meeting shall be given by the Company at least five (5) Business Days before the date of such meeting. Notice of any meeting need not be given to any Director who shall submit, either before or after the meeting, a signed waiver of notice. Attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except when the Director attends the meeting for the express purpose of objecting at the beginning thereof to the transaction of any business because the meeting is not properly called or convened. Notice of any adjourned meeting, including the place, date and time of the new meeting, shall be given to all Directors not present at the time of the adjournment, as well as to the other Directors.

                  (j) To the extent practicable, a reasonably detailed agenda shall be supplied to each Director reasonably in advance of each meeting of the Board of Directors, together with appropriate documentation with respect to agenda items calling for action by the Board of Directors, to inform adequately the Directors regarding matters to come before the Board of Directors. Any Director wishing to place a matter on the agenda for any meeting of the Board of Directors may do so by communicating with the Chairman of the Board sufficiently in advance of the meeting so as to permit timely dissemination to all Directors of information with respect to the agenda items. Each Shareholder (treating Carlyle for this purpose as a single Shareholder) shall also have the right to designate up to two (2) persons who shall have observer status (but no vote) at meetings of the Board of Directors, and such observers shall be permitted to attend all regular, special or other meeting of the Company's Board of Directors and of the board of directors of the Subsidiaries of the Company and in this respect shall, upon prior reasonable request, be given copies of all notices, minutes, consents and other materials that the Company or such Subsidiary provides to its directors. Each observer may participate in any and all discussions of matters brought to the Board of Directors of the Company and its subsidiaries. The Company shall and shall cause each of its subsidiaries to allow observers to attend such meetings by means of conference call or other communications equipment utilized by any other person participating in such meetings.

                  Section 3.2  REQUIREMENTS FOR BOARD ACTION.

                  (a) Except as provided in Section 3.2(b) or mandatorily required by the laws of Luxembourg, all actions taken by the Board of Directors shall require the unanimous written consent of Directors (excluding Directors appointed by any Shareholder to which the final sentence of Section 3.1(a) applies) or the approval of a majority of all Directors by action taken at a meeting which has been duly called and at which a quorum was present.

                  (b) In addition to such other actions requiring Supermajority Board Approval as specified elsewhere in this Agreement, the following actions shall require the unanimous written consent of all Directors or the approval of a majority of the Directors present and entitled to vote on such actions at a meeting which has been duly called and at which a quorum was present, which majority shall include, subject to Section 7.3(d), at least one (1) Director Designee of each of at least two (2) Shareholders holding Common Shares, in the aggregate, equal to or greater than 55% of the outstanding Common Shares at such time held by all Shareholders ("Supermajority Board Approval"), provided, however, that with respect to clauses (vi) and (vii) below such majority shall not include Directors nominated by interested Shareholders:

                       (i) the incurrence or refinancing of Indebtedness by the Company or any of its Subsidiaries in excess of [*] in aggregate principal amount;

                       (ii) the approval of any material change to, or material deviation from, the Business Plan or the approval of the adoption of a new Business Plan;

                       (iii) the making of any payment to an Affiliate of any Shareholder (other than payments made in accordance with the terms of contractual obligations entered into in accordance with the terms hereof or pursuant to an approved Affiliate Agreement);

                       (iv) acquisitions or sales of assets by the Company and its Subsidiaries, with a purchase price or Fair Market Value in excess of [*] per year in the aggregate or which are otherwise determined by the Board of Directors to be material to the business of the Company and its Subsidiaries;

                       (v) the execution of any Affiliate Agreement (or the amendment or extension thereof) or the approval of any transaction or series of related transactions between the Company or any of its Subsidiaries and a Shareholder, or an Affiliate of a Shareholder, other than transactions whose terms are expressly provided for in the Transaction Documents, or transactions, involving less than [*] individually or [*] in the aggregate per Shareholder, entered into in the ordinary course of business on terms no less favorable to the Company or its Subsidiaries than would be available in an arms-length transaction;

                       (vi) with respect to any Affiliate Agreement that by its terms allows the parties to elect to take any action thereunder (as would occur, by way of example, with an Affiliate Agreement that is automatically renewable after a specified event or circumstance or period of time, unless the parties otherwise agree), any election by the Company to take any action or not to exercise any such right under such Affiliate Agreement and any determination of whether a default has occurred and whether and what actions should be taken in respect thereof and the exercise of any right or option;

                       (vii) any filing of a voluntary petition in bankruptcy or reorganization or for the adoption of an arrangement or an admission seeking the

[*]: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                              relief therein provided under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization, or relief of debtors;

                       (viii) the election, appointment or removal of any
                              Principal Executive Officer of the Company or the implementation or amendment of any compensation arrangement for any Principal Executive Officer;

                       (ix) the making of Capital Expenditures in excess of those set forth in the then current Business Plan;

                       (x) the issuance of any Capital Call Notice or New Capital Notice;

                       (xi) the transfer of any ownership interest in any Subsidiary of the Company to any Person other than a wholly-owned Subsidiary of the Company;

                       (xii) a material change in the nature of the Company Business;

                       (xiii) any implementation or material amendment to
                              executive compensation or material employee benefit programs; and

                       (xiv)  the admission of new Investors.

                  (c) Each Shareholder agrees to notify each other Shareholder of any Affiliate Agreement to which it or any of its Affiliates will be party.

                  (d) Any action approved by the Board of Directors may be taken by any authorized officer of the Company on behalf of the Company and any action so taken shall bind the Company. Except as otherwise provided herein, no Shareholder or Director or any other Person shall have the authority to bind the Company.

                  (e) For purposes of this Agreement, a quorum will be deemed to be present at a duly called meeting of the Board of Directors if at least five
(5) Directors are present at such meeting. Each Shareholder agrees not to cause its Director Designees to avoid any meeting of the Board of Directors for the purpose of frustrating a quorum of the Board of Directors.

                  Section 3.3  OFFICERS.

                  (a) The officers of the Company (the "Officers") shall consist of a President, a Vice President, a Chief Financial Officer, and such other officers as the Board of Directors shall deem necessary from time to time. Each Officer shall hold office until such Officer resigns or is removed.

                  (b) The Board of Directors, by Supermajority Board Approval, shall elect all Principal Executive Officers. Any Director may at any time call a special meeting of the Board of Directors to vote upon the dismissal of any Principal Executive Officer if such Director, in his or her reasonable business judgment (or the reasonable business judgment of the Shareholder appointing such Director), believes that such Principal Executive Officer should be dismissed. Following any such dismissal, the succeeding Principal Executive Officer shall be elected by the Board of Directors by Supermajority Board Approval.

                  (c) The President shall be the primary operating officer of the Company and shall be responsible for the general and executive management and daily administration of the operations and business of the Company in accordance with the terms and conditions of this Agreement, the Business Plan then in effect and the Articles of Incorporation (but subject to Section 3.2(b)). The President of the Company shall also carry into effect all orders and resolutions of the Board of Directors.

                  (d) The Chief Financial Officer shall, subject to the terms and conditions hereof, oversee and be responsible for financial matters pertaining to the Company and its obligations under this Agreement, shall oversee the preparation of financial statements for the Company and the delivery of such financial information to Shareholders as is required by Section 3.5 and discharge such other duties as are set forth herein or as may from time to time be delegated to the Chief Financial Officer by the Board of Directors or the President. The Chief Financial Officer shall present reports on the financial condition of the Company from time to time to the President and, upon request of any Director, at any specified meeting of the Board of Directors.

                  (e) All other officers shall have such duties as may from time to time be delegated to them by the Board of Directors or the President of the Company.

                  (f) The Board of Directors, by Supermajority Board Approval, may establish and fund a compensation plan for the President, the Chief Financial Officer and other officers of the Company specified by the President of the Company and approved by the Supermajority Board Approval of the Board of Directors. Such plan shall provide for such compensation of such officers, including any signing bonuses, base salary, incentive bonuses and severance, as shall be determined by the Board of Directors by Supermajority Board Approval.

                  Section 3.4  SHAREHOLDERS' MEETINGS.

                  (a) The annual general meeting of Shareholders shall be held, in accordance with Luxembourg law, in Luxembourg at the Registered Office, or at such other place as may be specified in the notice of meeting, on the first Friday in the month of April in each year. If such day is not a Business Day in Luxembourg, the annual general meeting shall be held on the next following Business Day in Luxembourg. All meetings other than annual general meetings shall be called special general meetings.

                  (b) All special general meetings of Shareholders may be held at such times as may be determined by vote of the Board of Directors and specified in the notice of meeting for such meetings. Any Shareholder, or Shareholders together, holding not less than 15% of the issued and outstanding Common Shares (so long as it is not a Defaulting Shareholder) may at any time request the Board of Directors to call a special general meeting of Shareholders. The request must state the purpose of the meeting, must be signed by the requesting Shareholder(s) and deposited at the Registered Office. The Board of Directors shall call a special general meeting of Shareholders immediately following receipt of any such request. If the Board of Directors fail to convene a special general meeting thirty-five (35) days from the date of deposit of the request, the requesting Shareholder(s) may convene a special general meeting in accordance with Luxembourg law. Each notice of meeting shall specify the purpose or purposes of the meeting and the matters to be considered at such meeting, and all other such information as may be required by Luxembourg law.

                  (c) Written notice of the place, date and time of every meeting of Shareholders, whether annual or special, shall be given by registered mail to each Shareholder not less than fifteen (15) days nor more than sixty
(60) days prior to the date of such meeting unless (i) such notice is waived in writing by all the Shareholders and (ii) all Shareholders are present or represented at such meeting. At any meeting so called, the Shareholders shall transact only such business as was specified in the notice for such meeting and any other business which all Shareholders determine is prudent.

                  (d) A quorum of the Shareholders (without which a vote of the Shareholders on any matter may not be held) will consist of Shareholders either in person or by proxy holding more than 50% of the issued and outstanding Common Shares (excluding the Common Shares of any Shareholder which is a Defaulting Shareholder). Each Shareholder agrees not to avoid any meeting for the purpose of frustrating a quorum of the Shareholders.

                  (e) Subject to Section 3.4(f) and any mandatory provisions of Luxembourg law, all actions which are required by such law to be taken or approved by the Shareholders shall require the approval of Shareholders holding more than 50% of the issued and outstanding Common Shares (excluding the Common Shares of any Defaulting Shareholder) by affirmative vote at a meeting of Shareholders held pursuant to this Section 3.4. Shareholders may vote upon and approve the matters described in Section 3.4(f).

                  (f) The following actions shall require the approval of two
(2) or more Shareholders holding at least 55% (or more if so required by Luxembourg law) of the outstanding Common Shares held by all Shareholders (excluding the Common Shares of any Defaulting Shareholder) by affirmative vote at a meeting of Shareholders held pursuant to this Section 3.4 ("Supermajority Shareholder Approval"):

                       (i) any material change in the nature of the Company Business;

                       (ii) any issuance, purchase or redemption by the Company of any securities, including Common Shares, of the Company, or any change, increase or reduction in the equity capitalization of the Company;

                       (iii)  subject to the provisions of Section 4.4 and
                              Section 4.5, any merger or consolidation of the Company with or into any other Person or of any Person other than a Subsidiary of the Company, with or into the Company, the sale of all or substantially all of the assets of the Company or any material Subsidiary, the dissolution, liquidation, reorganization or recapitalization of the Company or any similar extraordinary corporate action or transaction involving the Company;

                       (iv) any issuance, purchase or redemption by the Company of any securities, including Common Shares other than as expressly provided for herein, of the Company, or any change, increase or reduction in the capitalization of the Company; the declaration or payment of any dividends or any other distribution, directly or indirectly, on account of any Capital Stock of the Company, now or hereafter outstanding, except for dividends or any other distribution on any Capital Stock pursuant to the terms of such Capital Stock as previously approved by Supermajority Board Approval;

                       (v) any amendment or other modification of the Articles of Incorporation, except as required by
                              Section 10.7.

                  Section 3.5  ACCOUNTING, RECORD KEEPING AND REPORTING.

                  (a) The books and records of the Company and Subsidiaries shall be kept in accordance with U.S. GAAP, consistently applied, and, to the extent required by law, shall also be kept (separately if necessary) in accordance with generally accepted accounting principles as observed in Luxembourg. The Company and Subsidiaries shall keep books, records and accounts with respect to (i) all sums of money received and expended by the Company and Subsidiaries and the matters in respect of which the receipt and expenditure take place, (ii) all sales and purchases of goods by the Company and Subsidiaries and (iii) the assets and liabilities of the Company and Subsidiaries.

                  (b) The accounts of the Company and Subsidiaries shall be audited by the Independent Accountants. The annual financial statements of the Company and Subsidiaries shall be audited in accordance with U.S. GAAP.

                  (c) The books of account of the Company and Subsidiaries, together with a copy of this Agreement and the Articles of Incorporation, shall be kept and maintained at the Registered Office of the Company. A duplicate copy of such items shall also be kept and maintained at the principal place of business of the Company. If the records of account are kept at someplace outside Luxembourg, there shall be kept at an office of the Company in Luxembourg such records as will enable the Directors to ascertain with reasonable accuracy the financial position of the Company at the end of each three month period. So long as it holds at least 10% of the Common Shares outstanding at such time, each of the Shareholders, through their respective authorized representatives, shall have the right at such Shareholder's expense to visit and inspect any of the operations and any of the properties and assets of the Company and Subsidiaries, including the books of account of the Company and Subsidiaries, and to make copies and take extracts therefrom, and to discuss its affairs, finances and accounts with its officers and the Independent Accountants all at such reasonable times and as often as may be reasonably requested; provided that each Shareholder agrees not to, and to cause its representatives not to, disclose such information except as otherwise agreed to by the Shareholders or as required by law. A Shareholder also may disclose such information to the limited extent necessary to evaluate the business relationship herein described and to take the steps contemplated by this Agreement (including without limitation, Article IV, so long as any potential purchaser executes a confidentiality agreement agreeing to the provisions set forth in Article VI of this Agreement). Moreover, any two (2) Shareholders holding at least 30% of the Common Shares outstanding shall have the right (but not more than once in any twenty-four month period) to have a "private audit" of the books and records conducted at reasonable times and after reasonable notice to the Company for any purpose reasonably related to such Shareholder's interest in the Company, but any such private audit shall be at the expense of the Shareholder requesting it, and shall not be paid out of Company funds. A "private audit" shall entail the review of the work papers of the Company's auditors for the two most recent audit periods, and in-person consultation with the auditors, but shall not entail consultation with management or any disruption of management's normal business activities.

                  (d) As soon as practicable following the end of each Fiscal Year, the Board of Directors shall cause to be prepared for the Company and Subsidiaries and shall deliver to the Shareholders not later than ninety (90) days following the end of such Fiscal Year a statement of the results of operations for the Fiscal Year, a balance sheet as at the end of such Fiscal Year, a statement of retained earnings or deficit and a statement of cash flows for such Fiscal Year, together with all other documents prescribed under Luxembourg law and all schedules and footnotes thereto and an audit report thereon of the Independent Accountants. Such financial statements shall comply with U.S. GAAP consistently applied on a basis consistent with prior years (except as indicated in the notes thereto) and, to the extent required by law, a separate set shall be prepared that also complies with GAAP as observed in Luxembourg.

                  (e) As soon as practicable after the end of each month and Fiscal Quarter the Company shall cause to be prepared and the Company shall deliver to each Shareholder not later than forty-five (45) days following the end of such month or Fiscal Quarter, as the case may be, (i) unaudited monthly or quarterly financial statements comparable to those in Section 3.5(d) prepared in accordance with U.S. GAAP applied on a basis consistent with the audited financial statements of the company, subject to changes from audit and year-end adjustments and without the footnotes thereto, together with a certificate of the Chief Financial Officer to such effect, and (ii) an operating report for the Company for such period, which report shall detail, among other things, revenue generated in such period, expenses incurred in such period, compared to the Business Plan then in effect, and pertinent operating data.

                  (f) Under the direction of the Board of Directors, the Company shall prepare and file, or shall cause to be prepared, as applicable, all reports prescribed by any governmental authority having jurisdiction over the Company.

                  (g) In addition to the reports described above, the Company shall furnish such other financial and supporting information to each Shareholder and the Board of Directors in such detail and with such frequency as the Board of Directors may reasonably require and shall furnish to each Shareholder all such financial information as such Shareholder shall require to prepare United States federal income tax returns and make United States federal income tax elections.

                  (h) Notwithstanding the foregoing provisions of this Section 3.5, if (i) any Shareholder or group of Shareholders transfers its Common Shares representing less than [*] of the outstanding Common Shares to a Competitor or
(ii) any Shareholder loses its right to appoint Director Designees as set forth in Section 4.8, then such Shareholders or their transferees, as the case may be, shall be entitled only to the information set forth in Section 3.5(d) and the information set forth in Section 3.5(e) for the relevant fiscal period.

                  Section 3.6 BUSINESS PLAN. Within thirty (30) days after the date of this Agreement, the Shareholders shall use reasonable efforts to agree upon a preliminary Business Plan. The Shareholders shall endeavor in good faith to complete a final Business Plan to be presented to the Board of Directors not later than [*]. Prior to approval of a final Business Plan, no expenditures or commitments shall be made by the Company in excess of [*] individually or [*] in the aggregate without Supermajority Board Approval. Except as set forth in the preceding sentence, no expenditure shall be incurred by or on behalf of the Company which is not contemplated, either specifically or generally, by the Business Plan then in effect. The Business Plan may be amended or modified by the Board of Directors by Supermajority Board Approval.

                  Section 3.7 DEPOSITS AND WITHDRAWALS OF FUNDS. Funds of the Company shall be deposited in such banks or other depositories as shall be designated from time to time by the Board of Directors. All withdrawals from any such depository shall be made only as authorized by the Board of Directors and shall be made only by check, wire transfer, debit memorandum or other written instruction.

                  Section 3.8 VOTING. In order to effectuate the provisions of this Agreement, each Shareholder hereby agrees, subject to compliance with applicable law, that when any action or vote is required by this Agreement to be taken by such Shareholder or by a Director, such Shareholder agrees to use its reasonable best efforts to call, or cause the appropriate officers and directors to call, a special or annual meeting of Shareholders or Directors, as applicable, to effectuate such Shareholder action as required by this Agreement. Each Shareholder agrees to use its reasonable best efforts to vote or cause the vote of its Shares in a manner consistent with, and to effect, the terms of this Agreement.

                                  ARTICLE IV.
                             TRANSFER AND ASSIGNMENT

                  Section 4.1  TRANSFER OF SECURITIES.

                  (a) Except as expressly permitted by Section 4.1(b), no Shareholder shall, directly or indirectly, sell (whether by involuntary or judicial sale or otherwise), transfer, create,

[*]: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

incur, assume or suffer to exist a lien on, grant a security interest in, pledge, hypothecate, assign, give or otherwise (voluntarily or by operation of law) dispose of (any such act is hereinafter referred to as a "Transfer") any Common Shares to any Person.

                  (b) A Shareholder may (i) transfer any Common Shares or any interest therein or any rights to purchase Common Shares hereunder to an Affiliate of such Shareholder, (ii) pledge any or all Common Shares or grant a security interest therein to secure indebtedness of the Shareholder owing to a bank or other financial institution, provided that any such bank or other financial institution pursuant to this clause (ii) shall acquire only a security interest in the Common Shares entitling such bank or other financial institution only to the proceeds from any sale of the Common Shares in accordance with the terms of this Agreement and shall not acquire title to the Common Shares or any other rights incident thereto, and, in the case of any foreclosure on the Common Shares by such bank or other financial institution, the pledgee shall be considered an "Offeror" (as defined in Section 4.2 below) and shall not be permitted to consummate the foreclosure without complying with the provisions of Section 4.2 or (iii) subject to the provisions of Section 4.2, Transfer any Common Shares to any Person (any such transferee pursuant to clause (i), (ii) or (iii) above or Section 4.1(d) below shall be referred to herein as a "Permitted Transferee"); PROVIDED, HOWEVER, notwithstanding anything to the contrary contained in this paragraph, no Transfer shall be made to any Person pursuant to clause (iii) above prior to [*] without a Supermajority Shareholder Approval of the non-transferring Shareholders.

                  (c) In the event a Transfer of any Common Shares has taken place in violation of the provisions of this Agreement, the Board of Directors shall refuse to register such Transfer in the Register and such Transfer shall be void and of no effect, and no distribution of any kind shall be paid by the Company to the transferee in respect of such Common Shares (all such dividends and distributions being deemed waived), and the voting rights, if any, of such Common Shares on any matter whatsoever shall remain vested in the transferor during the period commencing with such transferor's initial noncompliance and ending when compliance shall have occurred.

                  (d) The provisions of this Section 4.1 shall not apply to (i) Transfers to a family member of a Shareholder or to trusts for the benefit of such persons or Shareholder so long as such Shareholder retains control over the right to vote or dispose of any Common Shares so Transferred, and such transferee family members or trusts agree to be bound by this Agreement; (ii) Transfers between any Shareholder and any of its Affiliates or by Providence or any of its Affiliates of not more than [*] of the Common Shares held by Providence and its Affiliates at any time to Primus Venture Partners IV Limited Partnership or any Affiliates thereof ("Primus"), PROVIDED THAT such transferee Affiliate, or Primus, as the case may be, agrees to be bound by this Agreement, and (iii) any Transfer in connection with a public offering pursuant to the Registration Rights Agreement or pursuant to Rule 144 under the Securities Act.

[*]: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                  (e) The provisions of this Section 4.1 shall apply to any transfer of any capital stock or other equity securities of any Shareholders or other Person where substantially all of such Shareholders' or other Person's assets are directly or indirectly composed of Common Shares ("Special Purpose Shareholders").

                  Section 4.2  RIGHT OF FIRST REFUSAL.

                  (a) Prior to any Shareholder making any Transfer in accordance with Section 4.1(b)(iii), such Shareholder (the "Offeror") shall provide written notice (the "Notice") to the other Shareholders (each, an "Offeree"), which notice shall set forth (i) confirmation that such Offeror intends to Transfer all or certain of its Common Shares in a bona fide transaction with a third party in accordance with Section 4.1(b)(iii), (ii) the name and address of each proposed transferee or purchaser and such other information as is reasonably requested by the other Shareholders, (iii) the number of Common Shares proposed to be Transferred (the "Offered Shares"), (iv) the proposed amount and form of consideration to be paid for the Offered Shares, provided that in no event shall any non-cash consideration consist of anything other than Cash Equivalents or Marketable Securities (each as defined in Sections 4.2(g) or (h)) or other securities reasonably subject to valuation by an Independent Appraiser (as defined in Section 4.2(d)) and (v) all other material terms of the proposed Transfer.

                  (b) Each Offeree may elect to buy all or any portion of the Offered Shares at the price and upon the terms and conditions set forth in the Notice. Each Offeree shall make such election by delivery of a written notice (the "Offeree Election Notice") to the Offeror within thirty (30) days of the date of receipt of the Notice by the Offerees, which Offeree Election Notice shall constitute the binding agreement of each Offeree to purchase the number of Offered Shares set forth in the Offeree Election Notice (the "Offeree Election Number") at the price and upon the terms and conditions set forth in the Notice. If more than one (1) Offeree shall send an Offeree Election Notice and the aggregate Offeree Election Numbers equal or exceed the number of Offered Shares, then each Offeree shall be entitled to (i) its pro rata share (the "Pro Rata Share"), based upon the relative interests in the Common Shares, on a fully diluted basis, held by all Offerees, of the Offered Shares, to the extent the Offerees have elected to do so and (ii) its pro rata share based on the unfulfilled Offeree Election Numbers of the remaining Offered Shares and the Offeree Election Notice shall be deemed to be an election to purchase such Common Shares. The Offeror shall deliver written notice thereof (the "Purchase Notice") to each Offeree who has submitted an Offeree Election Notice. The Purchase Notice shall state the number of Offered Shares to be acquired by each such Offeree and the closing date for such transaction, which date shall not be less than thirty (30) days from the date of delivery of the Purchase Notice to all such Offerees. At such closing, each such Offeree shall deliver to such Offeror, or to such other person as such Offeror may request, by wire transfer of immediately available funds, the amount of the purchase price (as calculated below) of the Offered Shares to be purchased by such Offeree, to be held in escrow against delivery of the instruments of transfer properly endorsed in blank, and the corresponding certificate(s) representing all such Offered Shares. If any Offeree shall fail to deliver such purchase price, then the other Offerees may purchase, pro rata, the Offered Shares to have been purchased by such Offeree by wire transfer of immediately available funds of the purchase price for such additional Offered Shares, to be held in escrow against delivery of the instruments of transfer properly endorsed in blank, and the corresponding certificate(s) representing all such Offered Shares. Upon receipt of payment for all of the Offered Shares, such Offeror shall deliver instruments of transfer properly endorsed in blank and the corresponding certificates representing all such Offered Shares to the respective Offerees.

                  (c) If an Offeree Election Notice is not received by such Offeror from any Offeree within the period specified in paragraph (b) of this
Section 4.2, or if the Offerees elect to purchase less than all of the Offered Shares or fail to deliver the purchase price of the Offered Shares in accordance with the terms hereof, the Offeror shall have the right to Transfer the Common Shares specified in the Notice to the proposed purchaser or transferee in accordance with the terms of this Agreement, but only at a price and upon terms and conditions no less favorable to the Offeror than those stated in the Notice and only if such sale occurs on a date within ninety (90) days from the date of the Notice.

                  (d) For purposes of calculating the purchase price of any such Transfer, if any portion of the consideration is neither cash nor Marketable Securities, the Fair Market Value of such consideration shall be determined, at the expense of the Offeror, by an internationally recognized independent valuation consultant or appraiser (an "Independent Appraiser") (with experience evaluating such type of property) selected by the Offeror and reasonably satisfactory to Offerees holding a majority of the Common Shares held by such Offerees.

                  (e) The closing of the transactions contemplated by this
Section 4.2 shall occur at the principal place of business of the Company unless otherwise agreed by the parties to such transaction.

                  (f) If the Offerees do not exercise their rights to purchase the Offered Shares, and the Offeror shall not have sold the Offered Shares in accordance with Section 4.2(c) before the expiration of the 90-day period described in Section 4.2(c), then the Offeror may not sell the Offered Shares without again complying with this Section 4.2.

                  (g) For purposes of these Sections 4.2 and 4.3, the following terms shall have the following meanings:

                           "CASH EQUIVALENTS" shall mean (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within (1) year from the date of acquisition thereof, (ii) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one (1) year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from any of Standard & Poor's Corporation, Moody's Investors Service, Inc., or Duff & Phelps Credit Rating Co. or (iii) commercial paper maturing not more than one (1) year from the date of issuance thereof and, at the time of acquisition, having the highest rating obtainable from Standard & Poor's Corporation or Moody's Investors Service, Inc.; and

                           "MARKETABLE SECURITIES" shall mean securities that are (i) (A) securities of or other interests in any Person that are traded on a U.S. national securities exchange or reported on the NASDAQ National Stock Market or (B) debt securities on market terms of an issuer that has debt or equity securities that are so traded or so reported on and in which securities a U.S. nationally recognized securities firm has agreed to make a market and (ii) not subject to restrictions on transfer as a result of any applicable contractual provisions or the provisions of the U.S. Securities Act of 1933, as amended (or, if subject to such restrictions under such Act, are also subject to registration rights reasonably acceptable to the Person receiving such securities).

                  (h) For purposes of this Agreement, the Independent Appraiser shall use the following for valuation: (i) Cash Equivalents, the face amount thereof, (ii) Marketable Securities, the last reported sale price thereof on the principal market on which such Securities are traded on the last full trading day prior to the determination and (iii) any other assets or property, the price at which a willing seller would sell and a willing buyer would buy such assets or property having full knowledge of the facts, and assuming each party acts on an arm's-length basis with the expectation of concluding the purchase and sale within a reasonable time.

                  Section 4.3  TAG-ALONG RIGHTS.

                  (a) If any holder of Common Shares (the "Selling Shareholder"), at any time or from time to time, enters into an agreement (whether oral or written) to Transfer any Common Shares in accordance with
Section 4.1(b)(iii) (a "Tag-Along Sale"), then each Shareholder other than the Selling Shareholder (the "Other Holders") shall have the right, but not the obligation, to participate in such Tag-Along Sale by selling the number of Common Shares respectively owned by such Other Holder as calculated in the following manner. Such Common Shares owned by the Other Holders are hereinafter referred to collectively as the "Shareholders' Shares." The number of Common Shares that the Other Holders shall be entitled to include in such Tag-Along Sale (the "Shareholders' Allotment") shall equal the product (rounded down to the nearest whole share) of (i) the total number of Common Shares proposed to be Transferred pursuant to the Tag-Along Sale or such greater number of shares that the proposed purchaser in the Tag-Along Sale shall agree to purchase or otherwise acquire, times (ii) a fraction, the numerator of which shall equal the aggregate number of Shareholders' Shares on the date of the Sale Notice (as defined below), and the denominator of which shall equal the sum of (A) the aggregate number of Common Shares owned by the Selling Shareholder on the date of the Sale Notice plus (B) the aggregate number of Shareholders' Shares on the date of the Sale Notice. For purposes of this Section 4.3, the number and price of Common Shares shall be calculated on a fully diluted basis. Any such sales by the Other Holders shall be on the same terms and conditions as the proposed Tag-Along Sale by the Selling Shareholder.

                  (b) Notwithstanding the foregoing, this Section 4.3 shall not apply to any transfer to a Shareholder pursuant to Section 4.2(b) hereof.

                  (c) The Selling Shareholder shall promptly provide each of the Other Holders and the Company with written notice (the "Sale Notice") not less than thirty (30) days prior to the proposed date of the Tag-Along Sale (the "Tag-Along Sale Date"). In order to facilitate the prompt delivery of the Sale Notice, the Company hereby covenants to provide the Selling Shareholder participating in a Tag-Along Sale access to the Register of the Company. Each Sale

Notice shall set forth (i) the name and address of each proposed transferee or purchaser of Common Shares in the Tag-Along Sale, (ii) the name and address of the Selling Shareholder and the number of Common Shares proposed to be transferred by such Selling Shareholder, (iii) the proposed amount and form of consideration to be paid for such Common Shares and the terms and conditions of payment offered by each proposed transferee or purchaser, (provided, that in no event shall any non-cash consideration consist of anything other than Cash Equivalents or Marketable Securities or other securities reasonably subject to a valuation by an Independent Appraiser) (iv) the number of Shareholders' Shares held of record as of the close of business on the date of the Sale Notice (the "Notice Date") by the Other Holders to whom the notice is sent, (v) the aggregate number of Common Shares held of record as of the Notice Date by the Selling Shareholder, (vi) the number of Shareholders' Shares in the Shareholders' Allotment, (vii) confirmation that the proposed purchaser or transferee has been informed of the "Tag-Along Rights" provided for herein and has agreed to purchase Common Shares in accordance with the terms hereof, and
(viii) the Tag-Along Sale Date.

                  (d) Each Other Holder who wishes to participate in the Tag-Along Sale shall provide written notice (or oral notice confirmed in writing) (the "Tag-Along Notice") to the Selling Shareholder and the Company not less than twenty (20) days prior to the Tag-Along Sale Date. The Tag-Along Notice shall set forth the number of Common Shares that such Other Holder elects to include in the Tag-Along Sale, which shall not exceed the product of (x) the Shareholders' Allotment times (y) a fraction, the numerator of which is equal to the aggregate number of Shareholders' Shares owned of record as of the Notice Date by such Other Holder and the denominator of which is the aggregate number of Shareholders' Shares owned of record by all of the Other Holders as of the Notice Date. The Tag-Along Notice shall also specify the aggregate number of additional Common Shares owned of record as of the Notice Date by such Other Holder, if any, which such Other Holder desires also to include in the Tag-Along Sale ("Additional Shares") in the event there is an undersubscription for the entire Shareholders' Allotment. In the event there is an undersubscription by the Other Holders for the entire Shareholders' Allotment, the Selling Shareholder participating in the Tag-Along Sale shall apportion the unsubscribed Shareholders' Shares to Other Holders whose Tag-Along Notices specified an amount of Additional Shares, which apportionment shall be on a pro rata basis among such Other Holders in accordance with the number of Additional Shares specified by all such Other Holders in their Tag-Along Notices.

                  (e) The Company shall determine the aggregate number of Common Shares to be sold by each participating Other Holder or in any given Tag-Along Sale in accordance with the terms hereof, and the Tag-Along Notices given by the Other Holders shall constitute their binding agreements to sell such shares at the price and on the terms and conditions applicable to such sale.

                  (f) If a Tag-Along Notice is not received by the Selling Shareholder participating in the Tag-Along Sale from an Other Holder prior to the twenty (20) day period specified above, the Selling Shareholder shall have the right to Transfer the number of Common Shares specified in the Sale Notice to the proposed purchaser or transferee without any participation by such Other Holder (subject to the right of Other Holders to sell Additional Shares in the event of an undersubscription as described above), but only at a price and upon terms and conditions no more favorable to the Selling Shareholder than those stated in such Sale Notice and only if such sale occurs on a date within ninety (90) days of the Tag-Along Sale Date.

                  (g) The provisions of this Section 4.3 shall apply to any transfer of any capital stock or other equity securities of any Special Purpose Shareholder.

                  (h) If the Other Holders do not exercise their rights to sell any Common Shares, and the Selling Shareholder shall not have sold such Shares in accordance with Section 4.3 before the expiration of the 90-day period, then the Selling Shareholder may not sell such Shares without again complying with this Section 4.3.

                  Section 4.4  DRAG-ALONG RIGHTS.

                  (a) Notwithstanding any other provision hereof, if any Shareholders (other than any Defaulting Shareholder) holding 55% or more of the issued and outstanding Common Shares held by Shareholders (other than Common Shares held by any Defaulting Shareholders) (the "Initiating Shareholders") agree to sell (a "Drag-Along Sale") 100% of the aggregate number of Common Shares then held by the Initiating Shareholders to any person who is not an Affiliate of the Initiating Shareholders (a "Third Party"), other than a sale in connection with a public offering pursuant to the Registration Rights Agreement, then upon the demand of the Initiating Shareholders, the other Shareholders hereby agree to sell to such Third Party 100% of the Common Shares then held by them, at a price per share and on terms and conditions no less favorable to such other Shareholders than those on which the Initiating Shareholders have agreed to sell their Common Shares to such Third Party, provided, however, that no Shareholder shall be required to accept any consideration for its Common Shares other than cash, Cash Equivalents or Marketable Securities.

                  (b) Prior to making any Drag-Along Sale, the Initiating Shareholders shall promptly provide each Shareholder with written notice (the "Drag-Along Notice") not more than ninety (90) days nor less than thirty (30) days prior to the proposed date of the Drag-Along Sale (the "Drag-Along Sale Date"). The Drag-Along Notice shall set forth: (i) the name and address of the Third Party, (ii) the proposed amount and form of consideration to be paid per share and the terms and conditions of payment offered by the Third Party (provided that in no event shall any such non-cash consideration consist of anything other than Cash Equivalents or Marketable Securities), (iii) the number of shares of Common Shares held of record as of the close of business on the date of the Drag-Along Sale Notice (the "Drag-Along Notice Date") by the Initiating Shareholders, (iv) confirmation that the Initiating Shareholders are selling 100% of the aggregate number of shares of Common Shares then held by them to a Third Party, and (v) the Drag-Along Sale Date.

                  (c) On the Drag-Along Sale Date, each Shareholder shall deliver an instrument of transfer and the corresponding certificate or certificates for all of its Common Shares, duly endorsed for transfer with signatures guaranteed, to such Third Party in the manner and at the address indicated in the Drag-Along Sale Notice and the Initiating Shareholders shall cause each Shareholder's pro rata share of the purchase price, less such Shareholder's pro rata share of expenses incurred by the Company or the Initiating Shareholders on behalf of the Shareholders in connection with such Transfer, to be paid to such Shareholder.

                  (d) The provisions of this Section 4.4 shall apply regardless of the form of consideration received in the Drag-Along Sale; provided, however, that if the Initiating Shareholders have agreed to sell any Common Shares for non-cash consideration other than Marketable Securities, the proposed purchaser's offer shall include (or, at its option, the Initiating Shareholders may otherwise provide) an option for the Shareholder to participate in such Drag-Along Sale and to select as consideration for its sale either its pro rata share of such non-cash consideration or cash in the amount of the Fair Market Value of such non-cash consideration, which Fair Market Value shall be determined by an internationally recognized independent valuation consultant or appraiser (with experience evaluating such type of property) to be selected by the Initiating Shareholders and reasonably satisfactory to the Shareholders holding a majority of the outstanding shares of Common Shares then held by Shareholders requesting the appraisal.

                  (e) Any Shareholder who participates in the Drag-Along Sale and receives its proportionate share of the purchase price therefrom who fails to deliver an instrument of transfer properly endorsed in blank and corresponding certificate or certificates for all of its Common Shares as described in this Section 4.4, hereby appoints the President of the Company as its duly appointed attorney-in-fact to execute an instrument of transfer and a suitable indemnity in respect of the missing certificate(s) for its Common Shares. Furthermore, after the closing of such Drag-Along Sale, such Shareholder shall for all purposes be deemed no longer to be a shareholder of the Company, shall have no voting rights, shall not be entitled to any dividends or other distributions in respect of the Company's Shares held by it (all such dividends and distributions being deemed waived), shall have no other rights or privileges granted to shareholders under this or any future agreement and, in the event of liquidation of the Company, its rights with respect to any consideration it would have received if it had complied with this Section 4.4, if any, shall be subordinate to the rights of any equity holder.

                  (f) In the event that a proposal is made by a Third Party for a merger or consolidation involving all of the Company's Shares or any of the Company's Subsidiaries or to purchase all or substantially all of the Company's assets (a "Third Party Proposal") and the Initiating Shareholders approves in writing such Third Party Proposal, each Shareholder agrees to vote or give written consent, or to cause its Director Designees to vote or give written consent, in favor of such Third Party Proposal approved by the Initiating Shareholders; provided that the other Shareholders shall not be required to take any such action unless the price per share, and other terms and conditions of such proposal, shall be no less favorable to the other Shareholders than those applicable to the Initiating Shareholders; provided, further, that (i) no Shareholder shall be required to make any representation, covenant or warranty in connection with the Third Party Proposal, other than as to its ownership and authority to transfer, free of liens, claims and encumbrances, the shares of Common Shares proposed to be transferred by it and the absence of conflicts with agreements and laws applicable to such Shareholder, (ii) no Shareholder shall be required to accept any consideration for its Common Shares other than cash, Cash Equivalents or Marketable Securities, (iii) no Shareholder shall be required to provide or be subject to any post-closing indemnification unless it is pro rata with respect to all Shareholders (except with respect to claims that relate specifically to such Shareholder) and limited in amount and duration to an escrow, the terms of which have been agreed to by the Initiating Shareholders and the Third Party, and (iv) no Shareholder shall be required to be a party to any non-compete or similar provision.

                  Section 4.5  LIQUIDITY RIGHTS.

                  (a) Following the [*] anniversary of the date hereof, in the event the Company has not completed a Qualified Public Offering, any Shareholder holding more than 10% of the Common Shares outstanding at such time held by Shareholders (a "Section 4.5 Seller"), may require the Company (provided the Company, by vote of a majority of disinterested Directors, does not exercise its right to either (i) acquire or (ii) cause a third party to acquire, all but not less than all of the Common Shares held by the Section
4.5 Seller and its Affiliates pursuant to paragraph (b) below), to conduct, pursuant to the auction process set forth below (the "Auction") a sale of the Company, whether by means of a sale of all or substantially all of the Common Shares of the Company, a merger, a sale of all or substantially all of the assets of the Company, or other business combination transaction to a third party not affiliated with the Shareholder exercising the Section 4.5 Offer (the "Acquiror").

                  (b) A Section 4.5 Seller may initiate an Auction by delivering written notice to the Company and each other Shareholder (the "Section 4.5 Notice"), which shall (i) contain an offer (the "Section 4.5 Offer") by the
Section 4.5 Seller to the Company to sell all, but not less than all, of the Common Shares held by the Section 4.5 Seller to the Company, to the extent permitted by Luxembourg law, or a third party identified by a majority of disinterested Directors of the Company for the Fair Market Value of the Common Shares (the "Section 4.5 Minimum Price") during the Section 4.5 Option Period (as defined below) and (ii) shall set forth the Section 4.5 Minimum Price, as determined in accordance with Section 4.5(f). Each other Shareholder shall have a period of twenty (20) days after receipt of the Section 4.5 Offer to notify the Company in writing that it also makes a Section 4.5 Offer on the same terms as the original Section 4.5 Offer. All sales of Common Shares pursuant to the
Section 4.5 Offers shall be consummated contemporaneously at the offices of the Company on a mutually satisfactory business day as soon as practicable, but in any event not later than sixty (60) days after the delivery of the original
Section 4.5 Offer (the "Section 4.5 Offer Period"). The delivery of certificates or other instruments evidencing such Common Shares duly endorsed for transfer shall be made on such date against payment of the purchase price for such Common Shares. The Company or third party purchaser shall bear all costs and expenses incurred in connection with a Section 4.5 Sale. If any such purchase is not consummated in accordance with this Section 4.5, including without limitation due to failure by the Company or third party purchaser to pay the purchase price, such Section 4.5 Offer shall be deemed to have not been accepted by the Company.

                  (c) If the Company, acting by a majority vote of disinterested Directors, or another Person shall not have purchased all of the Section 4.5 Offered Common Shares for not less than the Section 4.5 Minimum Price prior to the expiration of the Section 4.5 Offer Period or if the Company, acting by a majority vote of disinterested Directors, shall have rejected the Section 4.5 Offer, the Company shall at the election of the Section 4.5 Seller either (i) retain an

[*]: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

investment banking firm of recognized international standing reasonably satisfactory to each Shareholder (the "Auctioneer") to conduct the Auction on behalf of the Company or (ii) cause the Company to be sold in such other manner as the Section 4.5 Seller may elect with the consent of a Supermajority Shareholder Approval (which may include the Section 4.5 Seller). If the Company is to be sold by Auction, the Auction shall be conducted pursuant to bidding procedures that are (i) determined by the Auctioneer in its sole discretion, and
(ii) uniformly applicable and applied to all interested parties who are identified by the Auctioneer or are otherwise invited to participate in the Auction for the submission and evaluation of proposals. The Company shall provide the Auctioneer with all reasonable assistance requested by the Auctioneer to consummate the Auction. All Shareholders shall have the right to submit a bid pursuant to the Auction for the outstanding Common Shares of the Company not held by them and have such bid evaluated on a basis no more or less favorable than that afforded to other participants in the Auction; provided that for so long as any Shareholder shall wish to have its bid considered pursuant to the Auction, such Shareholder and its representatives on the Board shall be recused from all information received or considered by the Company or the Board with respect to the Auction or the Board with respect to the Auction or the results thereof. The Acquiror shall be identified by the Auctioneer at the conclusion of the Auction; provided, that the bid by such Acquiror shall be satisfactory to the Section 4.5 Seller, and the sale of such assets or capital shares of the Company to such Acquiror shall constitute the "Required Sale."

                  (d) If the Required Sale is by means of a sale of all or substantially all of the issued and outstanding Common Shares of the Company, then the Required Sale shall constitute a Drag-Along Sale for purposes of
Section 4.4 and the provisions of Section 4.4 shall be applicable to such Required Sale, without regard to the requirement set forth in Section 4.4 that Initiating Shareholders hold 55% or more of the Common Shares, as if the Section
4.5 Seller had all of the rights of the Initiating Shareholder thereunder to require the other Shareholders to participate in such Required Sale, provided, however, that if the Required Sale shall not be consummated, all of the provisions of this Section 4.5 shall then be reinstated.

                  (e) If the Required Sale is other than by means of a sale of the outstanding Capital Stock of the Company, then the Company shall deliver a written notice (the "Required Sale Notice") to each Shareholder setting forth in detail the terms of the proposed Required Sale and the proposed closing date of the Required Sale, which proposed date (the "Required Sale Closing Date") shall be the later of (i) a Business Day not less than fifteen (15) or more than sixty
(60) days after such Required Sale Notice is delivered to the Shareholders, or
(ii) the fifth day following the receipt of all regulatory or third party consents and approvals, if any, applicable to such Required Sale. Each Shareholder will (x) take all such actions, including, without limitation, voting in favor of such proposed sale and waiving any appraisal, dissenter or similar rights under applicable law, as may be requested by the first initial
Section 4.5 Seller to carry out the purposes of this Section 4.5 and (y) execute all documents reasonably requested by the initial Section 4.5 Seller provided, that (i) no Shareholder shall be required to make any representation, covenant or warranty in connection with the Required Sale, other than as to its ownership and authority to transfer, free of liens, claims and encumbrances, the Common Shares proposed to be transferred by it and the absence of conflicts with agreements and laws applicable to such Shareholder, (ii) no Shareholder shall be required to accept any consideration for its Common Shares other than cash,

Cash Equivalents or Marketable Securities, (iii) no Shareholder shall be required to provide or be subject to any post-closing indemnification unless it is pro rata with respect to all Shareholders (except with respect to claims that relate specifically to such Shareholder) and limited in amount and duration to an escrow and (iv) no Shareholder shall be required to be a party to any non-compete or similar provision. The Required Sale shall be consummated at the offices of the Company (or such other location selected by the Initiating Shareholders) on the Required Sale Closing Date. The Company (or its shareholders, on a pro rata basis) will bear all costs and expenses incurred in connection with the Required Sale to the extent such costs and expenses are not otherwise paid by the Acquiror. If the Required Sale shall not be consummated within ninety (90) days of the mailing of the Section 4.5 Notice, all of the provisions of this Section 4.5 shall then be reinstated.

                  (f) "FAIR MARKET VALUE OF COMMON SHARES" shall mean, for purposes of this Section 4.5, the fair market value of each Common Share as determined in accordance with the procedures set forth in Section 7.4.

                  Section 4.6 INVOLUNTARY TRANSFERS. In the event any or all of a Shareholder's Common Shares are transferred involuntarily, directly or indirectly, by operation of law or otherwise, such Shareholder shall give written notice (an "Involuntary Transfer Notice") promptly after receiving knowledge thereof, and in any case within fifteen (15) days of such involuntary Transfer, to the other Shareholders, with a copy to the transferee, stating the fact that the involuntary Transfer occurred, the reason therefor, the date of such Transfer, the name and address of the transferee and the number of Common Shares acquired by such transferee.

                  Section 4.7 LIABILITY OF TRANSFEROR. In the event that any Shareholder proposes to make a Transfer permitted under this Article IV, such Shareholder shall cause the transferee, prior to such Transfer, to execute one or more instruments pursuant to which the transferee adopts and agrees to be bound as a Shareholder to this Agreement and such transferring Shareholder shall be released from the obligations (except for Article VI) hereunder (including its commitment under Section 2.7) with respect to the interest represented by the transferred Common Shares assumed by the transferee and, until the transferee executes said instrument(s), such transfer shall not be valid and effective and the transferor shall remain fully liable for the acts, omissions or defaults of the transferee with respect to the interest represented by the proposed transferred Common Shares and the provisions of this Agreement, as if the transferor were still a party hereto; provided, however, that the Non-Initiating Shareholder in a Drag-Along Sale shall not have any duty under this Section 4.7. No Transfer shall relieve the transferor of responsibility for its own acts, omissions or defaults.

                  Section 4.8  TRANSFERS TO A COMPETITOR OF THE COMPANY.

                  (a) If a Shareholder or Shareholders holding less than [*] of the Common Shares outstanding Transfers Common Shares to a Competitor prior to a Qualified Public

[*]: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Offering, then without further action, such Common Shares shall automatically, and without any action on the Company's part, be converted into an equal number of Non-Voting Shares, and such Shareholder shall have no further right to designate Director Designee(s).

                  (b) If any Carrier Investor (i) becomes an Affiliate of a Person that, at the time of such Carrier Investor becoming such an Affiliate, is a Competitor or (ii) sells all or substantially all of its assets to a Competitor, then without further action, the Common Shares then held by such Carrier Investor shall automatically, and without any action on the Company's part, be converted into an equal number of Non-Voting Shares, and such Shareholder shall have no further right to designate a Director Designee. As used in this Section 4.8(b), "Affiliate" shall not include any Person under common control with a Carrier Investor by virtue of Carlyle or Providence controlling such Person.

                  (c) If a Competitor acquires more than [*] of the Capital Stock of a Carrier Investor or has the right to appoint at least one director or manager of a Carrier Investor, such Shareholder shall have no further right to designate a Director Designee.

                  (d) If a Carrier Investor shall commit an "Opt-Out Default" under its Strategic Anchor Tenant Agreement prior to November 23, 2000, such Shareholder shall have no further right to designate a Director Designee.

                  Section 4.9 PROHIBITED TRANSFERS. Notwithstanding anything in this Article IV to the contrary, no Shareholder may transfer its Common Shares and the Company may not purchase any Common Shares or effect any other transaction pursuant to this Article IV (i) prior to the receipt of any necessary governmental approvals or in violation of applicable law or (ii) in violation of any of the provisions of the Articles of Incorporation. In the event any governmental approvals are required for any Transfer or other transaction under this Article IV, the Shareholders shall cooperate to obtain such approvals.

                  Section 4.10 EXPENSES IN CONNECTION WITH TRANSFERS. Except in connection with a Transfer by a non-Initiating Shareholder pursuant to Section 4.4, each Shareholder shall reimburse the Company on a pro rata basis for all reasonable expenses incurred by the Company in connection with any Transfer proposed or effectuated by such Shareholder.

                                   ARTICLE V.
                         REPRESENTATIONS AND WARRANTIES

                  Section 5.1 REPRESENTATIONS AND WARRANTIES. Each Shareholder represents and warrants to each of the other parties hereto as of the date hereof as follows:

                  (a) It is duly organized and validly existing under the laws of the jurisdiction of its organization and has all requisite power and authority to own, lease and operate its properties, to

[*]: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

to carry out its business as it is now being conducted and to perform its obligations hereunder, and under its constituent documents, and to consummate the transactions contemplated hereby and thereby.

                  (b) The execution, delivery and performance of this Agreement and the other documents referenced herein to which it is or is to be a party have been authorized by all necessary action, and do not and will not: (i) require any authorization, consent or approval that has not been given or obtained of it or any governmental authority, (ii) violate any law, rule, regulation, order, or decree presently in effect and having applicability to it,
(iii) violate any of its organizational documents, (iv) violate any permit, concession, grant, franchise, license or other governmental authorization, approval, judgment, order or decree, or any mortgage, agreement, deed of trust, indenture or any other instrument to which it is a party or by which it is bound or any of its properties or assets are bound or which is otherwise applicable to it or (v) create or impose any liens, mortgages, pledges, claims, security interests, charges or encumbrances or obligations to create a lien, charge, pledge or mortgage.

                  (c) This Agreement is the legal and binding obligation of such party, enforceable against such party in accordance with its terms, and any other document referenced herein to which it is or is to be a party, when duly executed and delivered by the parties thereto, will be the legal and binding obligation of such party enforceable against such party in accordance with its terms.

                  (d) There is no litigation pending or, to its knowledge, threatened to which it or any of its Affiliates is a party which, if adversely determined, would have a material adverse effect on the ability of such Shareholder to perform its obligations hereunder.

                  (e) All negotiations relating to this Agreement and the transactions contemplated hereby have been carried out without the intervention of any Person acting on behalf of such party in a manner that could give rise to any valid claim against the Company or any other party for any brokerage or finder's commission, fee or similar compensation.

                                  ARTICLE VI.
                   CONFIDENTIALITY; SATISFACTION OF CONDITIONS

                  Section 6.1 CONFIDENTIALITY. If any Shareholder or the Company has disclosed proprietary confidential information and trade secrets ("Confidential Information") to any other Shareholder or Shareholders in connection with the transactions contemplated in this Agreement, each other Shareholder agrees not to disclose any such Confidential Information to any third party except to officers, directors, employees and advisors of a Shareholder who need to know such Confidential Information for the purpose and to the limited extent necessary to evaluate the business relationship herein described and to take the steps contemplated by this Agreement (including without limitation, Article IV, so long as any potential purchaser executes a confidentiality agreement agreeing to the provisions set forth in this Article
VI). All extracts, digests, and copies of such Confidential Information shall be maintained under strict control by its recipient. The term "Confidential Information" shall not include such portions of the Confidential Information which (i) is generally available to the public or has become, after the time of discovery, part of the public domain by publication or otherwise through no fault of the receiving party, (ii) was, prior to the time of disclosure, already known to the receiving party and was not acquired, directly or indirectly, from the disclosing party or its representatives, (iii) is, after the time of disclosure, independently developed by the receiving party and not as a result of disclosure of the Confidential Information by the disclosing party to the receiving party, (iv) is, after the time of disclosure, acquired in good faith without any restriction of confidentiality from a third party who is under no secrecy obligation to the disclosing party with respect thereto which is known to the receiving party or (v) is no longer treated as confidential by the disclosing party. The provisions of this Article VI shall be also binding upon each shareholder of any Special Purpose Shareholder.

                  Section 6.2 SATISFACTION OF CONDITIONS. Each Shareholder shall cause to be satisfied all conditions to the Initial Capital Contributions to the extent in the control of such Shareholder.

                                  ARTICLE VII.
                      DEFAULTS, TRIGGER EVENTS AND REMEDIES

                  Section 7.1  DEFAULTS. If any Shareholder:

                  (a) commits a material breach of its obligations under this Agreement, including its obligations under Section 2.7, which is not cured within ten (10) Business Days after written notice thereof; or

                  (b) shall (i) default on any material Indebtedness which is not cured within sixty (60) days, have any material indebtedness accelerated or fail generally to pay its debts as they become due, (ii) admit in writing its inability to pay its debts generally as they become due, (iii) commence a voluntary bankruptcy or insolvency case or proceeding, (iv) consent to, or acquiesce in, the institution of a bankruptcy or an insolvency proceeding against it or the entry of a judgment, decree or order for relief against it in an involuntary case or proceeding, (v) apply for, consent to or acquiesce in the appointment of or taking possession by a custodian or its business or of any part of its property, (vi) make a general assignment for the benefit of its creditors or (vii) take any corporate action in furtherance of or to facilitate, conditionally or otherwise, any of the foregoing; or

                  (c) shall be subject to a judgment, decree or order of court of competent jurisdiction which (i) is for relief against it in an involuntary bankruptcy or insolvency case, (ii) appoints a custodian of its business or for any part of its property or (iii) orders the winding-up or liquidation of its affairs; and such judgment, decree or order shall remain unstayed and in effect for a period of thirty (30) consecutive days; or any bankruptcy or insolvency petition or application shall be filed, or any bankruptcy case or insolvency proceeding shall be commenced against it and such petition, application, case or proceeding is not dismissed within sixty (60) days, then in the case of any event described in the foregoing subclauses (a), (b) or
(c) (each an "Event of Default") such Shareholder shall for the purposes hereof be deemed a "Defaulting

Shareholder." Shareholders which are not Defaulting Shareholders shall for the purposes hereof be deemed "Non-Defaulting Shareholders," and any Non-Defaulting Shareholder may (and the Company shall) serve notice (a "Default Notice") on a Defaulting Shareholder of the occurrence of an Event of Default.

                  Each Shareholder agrees that with respect to the payment of its Additional Capital Contributions, time is of the essence, that any Event of Default by any Shareholder would cause injury to the Company and to the other Shareholders and that the amount of damages caused by any such injury would be extremely difficult to calculate. Accordingly, the Shareholders agree that upon any Event of Default by a Shareholder at any time, all of the succeeding provisions of this Article VII shall apply.

                  Section 7.2  TRIGGER EVENTS.

                  (a) If any Carrier Investor (i) becomes an Affiliate of a Person that, at the time of such Carrier Investor becoming such an Affiliate, is a Competitor or (ii) sells all or substantially all of its assets to a Competitor, then, within 45 days after such event, each of the other Shareholders shall have the right to exercise the remedies of Non-Defaulting Shareholders under Section 7.4, treating such Carrier Investor as if it were a Defaulting Shareholder.

                  (b) If any Carrier Investor (i) becomes an Affiliate of a Person that, at the time of such Carrier Investor becoming such an Affiliate, is a Competitor or (ii) sells all or substantially all of its assets to a Competitor and an Event of Default occurs with respect to such Carrier Investor under Section 7.1(a) caused by the failure of such Carrier Investor to satisfy its obligations under Section 2.7, then in lieu of all other remedies hereunder, each of the other Shareholders shall have the right to exercise the remedies of Non-Defaulting Shareholders under Section 7.4 (computing the 45 day period referred to in Section 7.4 from the date of the Event of Default), treating such Carrier Investor as if it were a Defaulting Shareholder, but at a price per Common Share equal to the lesser of Fair Market Value as calculated under
Section 7.4 or the Subscription Price.

                  (c) As used in this Section 7.2, "Affiliate" shall not include any Person under common control with a Carrier Investor by virtue of Carlyle or Providence controlling such Person.

                  Section 7.3  ACTIONS UPON DEFAULT.

                  (a) In the case of a default described by Section 7.1(a) that is not a default caused by the failure to fund an Additional Capital Contribution required pursuant to Section 2.7, the Defaulting Shareholder shall have forty-five (45) days after the receipt of a Default Notice within which to remedy the breach. During such forty-five (45) day period, the Shareholders shall use their commercially reasonable efforts to resolve the matter to their mutual satisfaction.

                  (b) In the case of a default described by Section 7.1(a) that is a default caused by the failure to fund an Additional Capital Contribution required pursuant to Section 2.7, the Defaulting Shareholder shall have ten (10) Business Days after the designated Capital Call Date for such Additional Capital Contribution to fund such Additional Capital Contribution. If, after such ten (10) day period, the Defaulting Shareholder has not funded its required Additional Capital Contribution, (i) the Company shall promptly notify each Non-Defaulting Shareholder of such failure and (ii) any Non-Defaulting Shareholder shall have the right (but not the obligation), upon five (5) days prior written notice to the Defaulting Shareholder, to fund its Pro Rata Share of the unfunded portion of such Additional Capital Contribution within thirty (30) Business Days after the designated Capital Call Date for such Additional Capital Contribution. Amounts contributed by a Non-Defaulting Shareholder pursuant to this Section 7.3(b) shall not be, and shall not be deemed to be, in respect of or in satisfaction of its Capital Commitment hereunder.

                  (c) In the case of a default described by Section 7.1(b) or
Section 7.1(c), in the case of a default described by Section 7.1(a) that is not a default caused by the failure to fund an Additional Capital Contribution required pursuant to Section 2.7 if at the end of the applicable forty-five (45) day period the Defaulting Shareholder has not remedied the default or the matter has not otherwise been settled to the satisfaction of the Non-Defaulting Shareholders, or in the case of a default described by
Section 7.1(a) that is a default caused by the failure to fund an Additional Capital Contribution required pursuant to Section 2.7 if at the end of the applicable ten (10) day period the Defaulting Shareholder has not funded the required Additional Capital Contribution, the Non-Defaulting Shareholders upon the vote of Non-Defaulting Shareholders holding a majority of the Shares held by all Non-Defaulting Shareholders, shall have the right, at their option, to do any one or more of the following:

                       (i) seek monetary damages from the Defaulting Shareholder, but only to the extent of the Common Shares owned by the Defaulting Shareholder, valued at Fair Market Value as described in Section 7.4;

                       (ii) exercise their purchase option pursuant to Section 7.4; or

                       (iii) seek specific enforcement of the Defaulting Shareholder's covenants or obligations under this Agreement or other equitable remedy.

                  (d) In addition to the remedies set forth above, in the case of a default described in Section 7.1, the Director Designees of the Defaulting Shareholder shall not vote or count in determining a quorum or majority for the conduct of any business, and the Common Shares held by such Defaulting Shareholders shall automatically, and without any action on the Company's part, be converted into an equal number of Non-Voting Shares.

                  Section 7.4 OPTION OF NON-DEFAULTING SHAREHOLDERS TO PURCHASE COMMON SHARES.

                  (a) In addition to the remedies set out in Section 7.3, the Non-Defaulting Shareholders or, at the election of the Non-Defaulting Shareholders, the Company may, within forty-five (45) days of their being so entitled pursuant to Sections 7.3(c)(iii), notify the Defaulting Shareholder of their election to purchase on a pro rata basis, the Common Shares or Non-Voting

Shares (collectively, "Defaulted Shares") owned by the Defaulting Shareholder for a price in cash equal to the Fair Market Value of such Defaulted Shares at the end of the most recently ended Fiscal Quarter, which price may be paid either in cash or by delivery of such Non-Defaulting Shareholder's non-recourse negotiable promissory note, which shall be secured by a pledge of the Defaulted Shares purchased from the Defaulting Shareholder, bear interest at 12% per annum, have a maturity of two (2) years and be subject to mandatory prepayment upon the occurrence of any secondary public offering or sale of the Company, whether structured as a sale of stock, merger, recapitalization, sale of all or substantially all the assets of the Company or otherwise. The Defaulting Shareholder shall have a period of forty-five (45) days after receipt of such notice to solicit offers from third parties to purchase for cash or Marketable Securities such Defaulted Shares and the provisions of Section 4.2 shall apply with respect to such offer, MUTATIS MUTANDIS. If the Defaulting Shareholder does not present such an all-cash offer within forty-five (45) days after delivery of the notice from the Non-Defaulting Shareholders, the Non-Defaulting Shareholders shall be entitled to proceed with the purchase of the Defaulted Shares on the terms and conditions set forth in this Section 7.4.

                  (b) If the Non-Defaulting Shareholders elect to purchase the Defaulted Shares owned by the Defaulting Shareholder pursuant to this Section 7.4, the Shareholders will attempt in good faith to determine the Fair Market Value (on a going concern basis) of the Company and the Defaulted Shares. If the Shareholders cannot agree on a valuation within thirty (30) days after any Shareholder exercises its rights under this Section 7.4, then Non-Defaulting Shareholder holding a majority of Defaulted Shares held by Non-Defaulting Shareholders will retain an internationally known investment banking firm with relevant experience to make an independent valuation of the Fair Market Value (on a going concern basis) of the Company and the Defaulted Shares. The fees and expenses of such investment banking firm will be borne by the Defaulting Shareholder. The Defaulting Shareholder shall have the right to retain an internationally known investment banking firm to make an independent valuation of the Fair Market Value (on a going concern basis) of the Company and the Defaulted Shares. The fees and expenses of such investment banking firm shall be borne by the Defaulting Shareholder.

                  (c) Each valuation of the Company and Defaulted Shares pursuant to this Section 7.4 shall take into account all of the relevant facts and circumstances related to the Company at that time (including the price a willing buyer would pay and a willing seller would accept in an arms-length transaction), and shall be completed within one month after the relevant investment banking firm is retained.

                  (d) If two investment banking firms are retained pursuant to
Section 7.4(b) and the Fair Market Values of the Company and the Defaulted Shares as determined by such investment banking firms differ by an amount which is less than or equal to 10%, the Fair Market Value of the Company and the Defaulted Shares shall be the average of such valuations. If the Fair Market Values of the Company and the Defaulted Shares as determined by such investment banking firms differ by an amount which is greater than 10%, such investment banking firms shall select a third internationally recognized investment banking firm to determine the Fair Market Value (on a going concern basis) of the Company and the Defaulted Shares, the fees and expenses of which will be borne by the Shareholders in accordance with their respective Share Percentages. If the Fair Market Value of the Company and the Defaulted Shares as determined by such third investment banking firm is between the Fair Market Values determined by the other two investment banking firms, the Fair Market Value of the Company and the Defaulted Shares shall be the value determined by such third investment banking firm. If the Fair Market Value of the Company and the Defaulted Shares as determined by such third investment banking firm is greater than or equal to the higher of the Fair Market Values of the Company and the Defaulted Shares as determined by the other two investment banking firms or is less than or equal to the lower of the Fair Market Values of the Company and the Defaulted Shares as determined by such other investment banking firms, the Fair Market Value of the Company and the Defaulted Shares shall be the valuation of the first two firms which is nearest, in absolute terms, to the valuation of the third investment banking firms.

                                  ARTICLE VIII.
                                    DEADLOCK

                  Section 8.1 DEADLOCK. If at any time there is a dispute or disagreement which results in a Deadlock (as defined below), any Shareholder may notify each other Shareholder that a Deadlock has occurred (a "Deadlock Notice"). Each Shareholder agrees that upon delivery or receipt of a Deadlock Notice, it will use all reasonable efforts to resolve such Deadlock within fifteen (15) days of the date of the Deadlock Notice. If such Deadlock is not resolved within such fifteen (15) day period, then any Shareholder may, by notice to the other Shareholders (the "Triggering Notice"), call a Shareholders Meeting for the purpose of voting on the matter which is the subject of the Deadlock. After such Shareholders Meeting, each of the Shareholders shall cause its Director Designees to vote in favor of any action which received Supermajority Shareholder Approval at such Shareholders Meeting. "Deadlock" means, at any time the Board of Directors has an even number of Directors, any matter requiring approval of the Board of Directors shall not have been approved by a majority of the Directors but instead shall have been approved by one-half of the Directors.

                                   ARTICLE IX.
                           TERMINATION AND DISSOLUTION

                  Section 9.1 TERMINATION. This Agreement shall terminate upon the occurrence of any of the following events (each a "Termination Event"):

                  (a) by final, nonappealable court or other governmental order; or

                  (b) by unanimous vote of the Shareholders.

                  Section 9.2 WINDING-UP. Promptly after the occurrence of a Termination Event, the Shareholders shall seek to sell all of the issued and outstanding Common Shares to a buyer or buyers (which may include a Shareholder or an Affiliate of a Shareholder) in accordance with the Auction provisions of
Section 4.5; provided that all Common Shares shall be sold to such buyer or buyers at an identical price and on identical terms.

                                   ARTICLE X.
                                  MISCELLANEOUS

                  Section 10.1 AFTER-ACQUIRED COMMON SHARES. All of the provisions of this Agreement shall apply to all Common Shares now owned or which may be issued or Transferred hereafter to, or owned by, any Shareholder.

                  Section 10.2 RIGHTS OF TRANSFEREES AND TRANSFERORS; REQUIREMENT TO BECOME A PARTY. Except as set forth in Sections 3.5(h) and 4.8, if a Shareholder transfers any or all of its Common Shares to any Permitted Transferee or other Person in compliance with this Agreement, such transferee shall have the same rights hereunder (including, without limitation, if such transferee has acquired 100% of such Shareholder's shares, the right to designate Directors pursuant to Section 3.1) as are given to, and shall be subject to the same obligations as are imposed upon the Shareholder by the terms hereof with respect to the Common Shares that are the subject of the Transfer. If the Shareholder transfers 100% of its Common Shares, such Shareholder shall cease to have any rights hereunder. No Transfer shall be in compliance with this Agreement or effective unless made in compliance with Section 4.7.

                  Section 10.3 TERMINATION ON QUALIFIED PUBLIC OFFERING. The provisions of Sections 2.7, 2.8, 3.1, 3.6, Article IV, Article VII, Article VIII, and Section 9.2 hereof shall terminate immediately prior to the closing of a Qualified Public Offering.

                  Section 10.4 OWNER OF COMMON SHARES. The Person in whose name Common Shares are registered in the Register may be treated as the owner thereof for all purposes, including without limitation, for the giving of notices under this Agreement.

                  Section 10.5 TAX ELECTIONS. The Shareholders agree that Gibraltarco and all of the Company's subsidiaries shall elect to be treated as partnerships or disregarded as entities separate from their owners for United States federal income tax purposes, except to the extent that Carlyle and Providence mutually agree otherwise. Carlyle is hereby authorized to execute and file on behalf of all such entities such filings, elections, and declarations as may be necessary to effectuate such elections.

                  Section 10.6 CONFLICT OF TERMS. In the event that the terms of this Agreement and the terms of any of the Articles of Incorporation differ, the Shareholders shall take, and shall cause the Company and its Board of Directors to take, such steps as are necessary to amend the applicable Articles of Incorporation to reflect the terms of this Agreement, so far as permitted by law. Until such time as the Articles of Incorporation have been amended to reflect the terms of this Agreement, the terms of this Agreement shall prevail as between the Shareholders, so far as permitted by law. If any such amendment is not permitted by law, the applicable Memorandum of Articles of Incorporation shall prevail.

                  Section 10.7 LEGEND. So long as the provisions of Article IV of this Agreement remain in effect and a Qualified Public Offering has not occurred, all certificates evidencing Common Shares shall be endorsed with the following legend:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND THE SALE OR OTHER TRANSFER THEREOF, OR ANY INTEREST THEREIN, MAY BE MADE ONLY IN A TRANSACTION NOT SUBJECT TO, OR PURSUANT TO AN EXEMPTION FROM, THE REGISTRATION REQUIREMENTS OF SUCH ACT. THE SALE, TRANSFER, PLEDGE OR OTHER ENCUMBRANCE OF DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO AND RESTRICTED BY A SHAREHOLDERS AGREEMENT DATED AS OF NOVEMBER 23, 1999, AS IT MAY BE AMENDED FROM TIME TO TIME IN ACCORDANCE WITH THE PROVISIONS THEREOF (THE "AGREEMENT"), WHICH CONTAINS RESTRICTIONS ON TRANSFER, RIGHTS OF FIRST REFUSAL, TAG-ALONG AND DRAG-ALONG PROVISIONS. COPIES OF THE AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY.

                  Section 10.8 NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, air courier or facsimile transmission to the persons and addresses set forth on
Schedule 3 hereto. All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; three business days after being timely dispatched delivery prepaid, if by air courier; and when receipt acknowledged, if sent by facsimile transmission. Any of the addresses listed in Schedule 3 may be changed by notice made in accordance with this subsection.

                  Section 10.9 APPLICABLE LAW. This Agreement is governed by and shall be construed in accordance with the laws of New York (except to the extent the laws of Luxembourg are mandatorily applicable).

                  Section 10.10 ARBITRATION. The Shareholders agree that any dispute arising out of or in connection with this Agreement or the transactions contemplated hereby shall be finally settled by arbitration. The Shareholders shall negotiate in good faith and use all reasonable efforts to agree upon a resolution of any dispute after receipt of written notice of such dispute from a Shareholder. If the Shareholders cannot agree on an amicable settlement within sixty (60) days from written submission of the matter by one Shareholder to another, the matter shall be submitted to arbitration. The Shareholder invoking arbitration shall appoint one arbitrator, the other Shareholder shall appoint one arbitrator, and the two arbitrators so appointed shall select a third arbitrator. In the event such arbitrators cannot agree upon a third arbitrator, a third arbitrator shall be selected in accordance with the international rules as then in effect of the American Arbitration Association. The decision of two of the three arbitrators so appointed as to the validity of any claim shall be conclusive and binding upon the parties to this Agreement. Any such arbitration shall be held in New York, New York under the international rules as then in effect of the American Arbitration Association; provided that the arbitrators shall not have the powers of AMIABLE COMPOSITEURS or EX AEQUO ET BONO. Notwithstanding Section 10.9, any arbitration and this Section 10.10 shall be governed by Title 9 (Arbitration) of the United States Code. The parties hereto intend that this Agreement and any interpretation, construction or enforcement hereof by the arbitrators will be governed by the specific terms of this Agreement. The official language of any such arbitration will be English. Each party to any such arbitration shall pay its own expenses; provided that the fees, costs and expenses of the third arbitrator shall be borne equally by the Shareholder invoking arbitration, on the one hand, and the other Shareholders, on the other hand.

                  Section 10.11 AMENDMENT. No amendment, modification, waiver, change or addition hereto shall be effective or binding on any party hereto unless the same is in writing and signed by the Company and Shareholders representing 90% of the Common Shares then outstanding; provided that no such amendment shall discriminate against any particular Shareholder without such Shareholder's consent.

                  Section 10.12 ASSIGNMENT. Except as set forth in Section 10.2 and subject to compliance with Section 4.7, the provisions of this Agreement shall be binding upon and shall inure to the benefit of the Shareholders and their respective heirs, successors and permitted assigns.

                  Section 10.13 EXPENSES. Except as set forth herein, each of the Shareholders shall be responsible for and pay all expenses, costs and fees incurred or assumed by such Shareholder in connection with the preparation, negotiation and execution of this Agreement, compliance herewith and the consummation of the transactions contemplated hereby.

                  Section 10.14 SPECIFIC ENFORCEMENT. Each of the parties hereto acknowledges and agrees that (a) monetary damages would be an inadequate remedy for a breach of any of the provisions of this Agreement, (b) in addition to being entitled to exercise all of their rights granted by law or this Agreement, including recovery of damages, the other parties shall therefore be entitled to specific performance of its rights under this Agreement and (c) in the event of any action for specific performance it shall waive the defense that a remedy at law would be adequate.

                  Section 10.15 HEADINGS. The headings of this Agreement are for reference only and shall not be deemed to form part of the text.

                  Section 10.16 ENTIRE AGREEMENT. This Agreement and the other documents or instruments referred to herein when delivered, or required to be delivered in connection herewith, constitute the entire agreement among the Shareholders and supersede all prior agreements and undertakings, oral or written, among them or between any of them with respect to the subject matter hereof.

                  Section 10.17 WAIVERS. Any waiver, express or implied, by any Shareholder of any right hereunder or of any failure to perform or breach hereof by any other Shareholder shall not constitute or be deemed a waiver of any other right hereunder or of any other failure to perform or breach hereof by any Shareholder, whether of a similar or dissimilar nature, unless the same is in writing and signed by each Shareholder.

                  Section 10.18 SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of its other provisions. Following the determination that any provision of this Agreement is unenforceable, the Shareholders shall negotiate in good faith a new provision that, as far as legally possible, most nearly reflects the intent of the Shareholders and that restores this Agreement as nearly as possible to its original intent and effect.

                  Section 10.19 NO THIRD PARTY BENEFICIARIES. This Agreement is solely for the benefit of the Shareholders and the Company, and their respective successors and permitted assigns, and this Agreement shall not otherwise be deemed to confer upon or give to any other third party any right, claim, cause of action, or other interest herein.

                  Section 10.20 PUBLIC STATEMENTS. The parties shall not issue any public announcement or statement with respect to this Agreement or the transaction contemplated hereby without the consent of the other parties hereto, except as may be required by law in which case the affected party shall use its best efforts to obtain the prior consent of the other parties hereto.

                  Section 10.21 EXECUTION IN COUNTERPARTS. This Agreement may be executed in one or more counterparts and by one or more parties to any counterpart, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, the Shareholders have entered into this Agreement as of the day and year first above written.

                                            HUBCO S.A.

                                            By:  /s/ Thor Geir Ramleth
                                                 -------------------------------
                                                 Name:    Thor Geir Ramleth
                                                 Title:   CEO

                                            PROVIDENCE EQUITY PARTNERS III L.P.

                                            By:  Providence Equity Partners
                                                 III L.L.C., its general partner

                                                 By:  /s/Glenn M. Creamer
                                                      --------------------------
                                                      Name:    Glenn M. Creamer
                                                      Title:   Managing Director

                                            PROVIDENCE EQUITY OPERATING PARTNERS
                                            III L.P.

                                            By:     Providence Equity Partners
                                            III L.L.C, its general partner

                                                 By: /s/Glenn M. Creamer
                                                     ---------------------------
                                                      Name:    Glenn M. Creamer
                                                      Title:   Managing Director

                                            CARRIER1 INTERNATIONAL S.A.

                                            By:  /s/ Stig Johansson
                                                 -------------------------------
                                                 Name:    Stig Johansson
                                                 Title:   Chairman of the Board

                                            By:  /s/ Thomas J. Wynne
                                                 -------------------------------
                                                 Name:    Thomas J. Wynne
                                                 Title:   Director


                                            iaxis B.V.

                                            By:  /s/ Abteen Sai
                                                 -------------------------------
                                                 Name:    Abteen Sai
                                                 Title:   Director

                                      "CARLYLE"

                                      [*]

        *:      THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                                      [*]


        *:      THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                                      [*]

        *:      THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                                      [*]

        *:      THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                                      [*]

        *:      THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                                      [*]

        *:      THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                                      [*]

        *:      THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                                                                      SCHEDULE 1

                        SUBSCRIPTIONS OF INITIAL CAPITAL

-------------------------------------------------------------------------------------------------------------------

                                  SUBSCRIPTION PRICE       NUMBER OF       PERCENTAGE         TOTAL
                                      PER SHARE          COMMON SHARES                    PURCHASE PRICE
-------------------------------------------------------------------------------------------------------------------

[*]                                              [*]               [*]            [*]                [*]



                                  ---------------------------------------------------------------------------------



 [*]: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                                                                      SCHEDULE 2

                               CAPITAL COMMITMENTS
                                 (IN $ MILLIONS)

                                                                         MAXIMUM
                                                                    ADDITIONAL CAPITAL
                                                                       COMMITMENTS                 CAPITAL
                                              INITIAL CAPITAL                                    COMMITMENTS
-----------------------------------------------------------------------------------------------------------------

[*]                                                       [*]                  [*]                       [*]



                                                    -------------------------------------------------------------



                                                    -------------------------------------------------------------



 [*]: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                                                                      SCHEDULE 3

                              ADDRESSES FOR NOTICES

         Carlyle:                           The Carlyle Group
                                            520 Madison Avenue
                                            41st Floor
                                            New York, NY  10022
                                            USA

                                            Attn:    Brooke Coburn
                                            Tel:     (212) 381-4900
                                            Fax:     (212) 381-4901

         iaxis B.V.:                        iaxis B.V.
                                            iaxis limited
                                            7th Floor
                                            200 Grays Inn Road
                                            London, WC1X 8NP
                                            United Kingdom

                                            Attn:    Abteen Sai
                                            Tel:     44-0207-422-3000
                                            Fax:     44-0207-422-3001

         Carrier1:                          Carrier1 International S.A.
                                            Militarstrasse 36
                                            CH-8004 Zurich
                                            Switzerland

                                            Attn:    Terje Nordhal
                                            Tel:     (411) 297-2600
                                            Fax:     (411) 297-2601

         Providence:                        Providence Equity Partners III L.P.
                                            Kennedy Center Plaza
                                            900 Fleet Center
                                            Providence, RI  02903

                                            USA

                                            Attn:    Alexander Evans
                                            Tel:     (401) 751-1700
                                            Fax:     (401) 751-1790

                                                                       EXHIBIT A

                            ARTICLES OF INCORPORATION

HUBCO S.A.
Societe anonyme
Siege social: Luxembourg

CONSTITUTION DE SOCIETE DU 19 NOVEMBRE 1999

In the year one thousand nine hundred and ninety-nine on the nineteenth of November

Before us Maitre Gerard LECUIT, notary residing in Hesperange

There appeared the following:

1. CARRIER1 INTERNATIONAL S.A., with registered office at avec siege social L - 8009 Strassen 3, route d'Arlon, Luxembourg

2. CARLYLE INTERNATIONAL PARTNERS II, L.P., Cayman Islands Limited Partnership, located at c/o Coutts & Co (Cayman) LTD, PO BOX 707, Grand Cayman, Cayman Islands, British West Indies.

Both here represented by Maitre Laurent LAZARD, attorney-at-law, residing in Luxembourg, by virtue of two proxies given on November 18th, 1999.

Which proxies shall be signed "ne varietur" by the mandatories of the appearing parties and the undersigned notary and shall be attached to the present deed to be filed at the same time.

Such appearing parties, in the capacity in which they act, have requested the notary to inscribe as follows the articles of association of a societe anonyme which they form between themselves:

TITLE I. - DENOMINATION, REGISTERED OFFICE, OBJECT, DURATION
------------------------------------------------------------

Article 1.-

There is hereby established a societe anonyme under the name of HUBCO S.A.

Article 2.-

The registered office of the corporation is established in Luxembourg.

If extraordinary political or economic events occur or are imminent, which might interfere with the normal activity at the registered office, or with easy communication between this office and abroad, the registered office may be declared to have been transferred abroad provisionally until the complete cessation of these abnormal circumstances.

Such decision, however, shall have no effect on the nationality of the corporation. Such declaration of the transfer of the registered office shall be made and brought to the attention of third parties by the organ of the corporation which is best situated for this purpose under such circumstances.

Article 3.-

The corporation is established for an unlimited period.

Article 4.-

The corporation shall have as its business purpose the holding of participations, in any form whatsoever, in Luxembourg and foreign companies, the acquisition by purchase, subscription, or in any other manner as well as the transfer by sale, exchange or otherwise of stock, bonds, debentures, notes and other securities of any kind, the possession, the administration, the development and the management of its portfolio.

The corporation may participate in the establishment and development of any financial, industrial or commercial enterprises and may render any assistance by way of loan, guarantees or otherwise to its subsidiaries or affiliated companies. The corporation may borrow in any form and proceed to the issuance of bonds.

In general, it may take any controlling and supervisory measures and carry out any financial, movable or immovable, commercial and industrial operation which it may deem useful in the accomplishment and development of its purpose.

TITLE II. - CAPITAL, SHARES
--------------------------

Article 5.-

The corporate capital is set at be forty thousand United States Dollars (40,000.- USD) divided into twenty thousand (20,000) shares of two United States Dollars (2 USD) each.

The shares may be created at the owner's option in certificates representing single shares or in certificates representing two or more shares.

The shares are in registered or bearer form, at the shareholder's option.

The corporation may, to the extent and under the terms permitted by law, purchase its own shares.

TITLE III.-MANAGEMENT
---------------------

Article 6.-

The corporation is managed by a Board of Directors composed of eight (8) members, either shareholders or not, who are appointed for a period not exceeding six years by the general meeting of shareholders which may at any time remove them.

The number of directors, their term and their remuneration are fixed by the general meeting of the shareholders.

Article 7.-

The Board of Directors will elect from among its members a chairman.

The Board of Directors convenes upon call by the chairman, as often as the interest of the corporation so requires. It must be convened each time two directors so request.

Article 8.-

The Board of Directors is invested with the broadest powers to perform all acts of administration and disposition in compliance with the corporate object.

All powers not expressly reserved by law or by the present articles of association to the general meeting of shareholders fall within the competence of the Board of Directors. The Board of Directors may pay interim dividends in compliance with the legal requirements.

Article 9.-

The corporation will be bound in any circumstances by the signature of two directors or by the sole signature of the managing director, unless special decisions have been reached concerning the authorised signature in case of delegation of powers or proxies given by the Board of Directors pursuant to article 10.- of the present articles of association.

Article 10.-

The Board of Directors may delegate its power to conduct the daily management of the corporation to one or more directors, who will be called managing directors.

It may also commit the management of all the affairs of the corporation or of a special branch to one or more managers, and give special powers for determined matters to one or more proxyholders, selected from its own members or not, either shareholders or not.

Article 11.-

Any litigations involving the corporation either as plaintiff or as defendant, will be handled in the name of the corporation by the Board of Directors, represented by its chairman or by the director delegated for this purpose.

TITLE IV.- SUPERVISION
----------------------

Article 12.-

The corporation is supervised by one or several statutory auditors, appointed by the general meeting of shareholders which will fix their number and their remuneration, as well as the term of their office, which must not exceed six years.

TITLE V.- GENERAL MEETING
-------------------------

Article 13.-

The annual meeting will be held in Luxembourg at the place specified in the convening notices on the 31st of March at 10.00 o'clock and for the first time in the year 2001.

If such day is a legal holiday, the general meeting will be held on the next following business day.

TITLE VI.- ACCOUNTING YEAR, ALLOCATION OF PROFITS
-------------------------------------------------

Article 14.-

The accounting year of the corporation shall begin on the first of January and shall terminate on the thirty first of December of each year, with the exception of the first accounting year, which shall begin on the date of the formation of the corporation and shall terminate on the 31st of December 2000.

Article 15.-

After deduction of any and all of the expenses of the corporation and the amortizations, the credit balance represents the net profits of the corporation. Of the net profits, five percent (5,00%) shall be appropriated for the legal reserve; this deduction ceases to be compulsory when the reserve amounts to ten percent (10,00%) of the capital of the corporation, but it must be resumed until the reserve is entirely reconstituted if, at any time, for any reason whatsoever, it has been touched.

TITLE VII.-DISSOLUTION, LIQUIDATION
-----------------------------------

Article 16.-

The corporation may be dissolved by a resolution of the general meeting of shareholders. If the corporation is dissolved, the liquidation will be carried out by one or more liquidators, physical or legal persons, appointed by the general meeting of shareholders which will specify their powers and fix their remunerations.

TITLE VIII.-GENERAL PROVISIONS
------------------------------

Article 17.-

All matters not governed by these articles of association are to be construed in accordance with the law of August 10th 1915 on commercial companies and the amendments hereto.

                                 SUBSCRIPTION

The articles of association having thus been established, the parties appearing declare to subscribe the whole capital as follows:

1. CARRIER I INTERNATIONAL S.A.              19,999 shares

2. CARLYLE INTERNATIONAL PARTNERS II, L.P.        1 share
                                             ------
TOTAL                                        20,000 shares

All the shares have been paid up to the extent of twenty five (25%) by payment in cash, so that the amount of ten thousand United States Dollars (10,000.-USD) is now available to the corporation, evidence thereof having been given to the notary.

                                  STATEMENT

The undersigned notary states that the conditions provided for in article 26 as amended of the law of August 10th 1915 on commercial companies have been observed.

                                     COSTS

The aggregate amount of the costs, expenditures, remunerations or expenses, in any form whatsoever, which the corporation incurs or for which it is liable by reason of its organisation, is approximately eighty thousand Luxembourg francs (80,000 Luf).

                         EXTRAORDINARY GENERAL MEETING

The above named persons, representing the entire subscribed capital and considering themselves as duly convoked, have immediately proceeded to hold an extraordinary general meeting.

Having first verified that it was regularly constituted, they have passed the following resolutions by unanimous vote:

1.-The number of directors is fixed at eight (8) and the number of auditors at one (1).

2.-The following are appointed directors:

Frank YEARY, company director
Gabe FINKE, company director
Brooke COBURN, company director
Glenn CREAMER, company director
Alexander EVANS, company director
Terje NORDHAL, company director
Thor Geir RAMLETH, company director
Abteen SAI, company director

3.-The statutory auditor will be appointed at a subsequent shareholders meeting

4.-Their terms of office will expire after the annual meeting of shareholders of the year 2001

5.-The registered office of the company is established in Luxembourg, 3, Boulevard Prince Henri L-1724 Luxembourg.

WHEREOF, the present notarial deed was drawn up in Hesperange

The document having been read to the persons appearing, all of whom are known to the notary by their surnames, Christian names, civil status and residences, the said persons appearing signed together with the notary the present deed.

The undersigned notary, who understands and speaks English, states herewith that on request of the above appearing persons, the present deed is worded in English, followed by a French translation. On request of the same appearing persons and in case of divergences between the English and the French text, the English version will prevail.

L'an mil neuf cent quatre-vingt dix-neuf, le dix-neuf novembre

Pardevant Maitre Gerard LECUIT, notaire de residence a Hesperange

ONT COMPARU

1. CARRIER I INTERNATIONAL S.A., avec siege social L - 8009 Strassen 3, route d'Arlon, Luxembourg.

2. CARLYLE INTERNATIONAL PARTNERS II, L.P., Cayman Islands Limited Partnership, etablie a c/o Coutts & Co (Cayman) LTD, PO BOX 707, Grand Cayman, Cayman Islands, British West Indies.

Toutes deux ici representees par Maitre Laurent LAZARD, avocat, demeurant a Luxembourg, en vertu de deux procurations donnees le 18 novembre 1999

Lesquelles deux predites procurations apres avoir ete paraphees ne varietur resteront annexees au present acte pour etre soumises avec lui aux formalites de l'enregistrement.

Lesqeuls comparants, es-qualites qu'ils agissent, ont requis le notaire instrumentaire de dresser acte constitutif d'une societe anonyme qu'ils declarent constituer entre eux et dont ils ont arrete les statuts comme suit:

TITRE I. - DENOMINATION, SIEGE SOCIAL, OBJET, DUREE
---------------------------------------------------

Article 1er.-

Il est forme une societe anonyme sous le denomination de HUBCO S.A..

Article 2.-

Le siege de la societe est etabli a Luxembourg.

Au cas ou des evenements extraordinaires d'ordre politique ou economique, de nature a compromettre l'activite normale au siege social ou la communication aisee de ce siege avec l'etranger se produiront ou seront imminents, le siege social pourra etre declare transfere provisoirement a l'etranger, jusqu'a cessation complete de ces circonstances anormales.

Une telle decision n'aura aucun effet sur la nationalite de la societe. La declaration de transfert du siege sera faite et portee a la connaissance des tiers par l'organe de la societe qui se trouvera le mieux place a cet effet dans les circonstances donnees.

Article 3.-

La societe est constituee pour une duree indeterminee.

Article 4.-

La societe a pour objet la prise de participations, sous quelque forme que ce soit, dans des entreprises luxembourgeoises ou etrangeres, l'acquisition par achat, souscription ou de toute autre maniere, ainsi que l'alienation par vente, echange ou de toute autre maniere de titres, obligations, creances, billets et autres valeurs de toutes especes, la possession, l'administration, le developpement et la gestion de son portefeuille.

La societe peut participer a la creation et au developpement de n'importe quelle entreprise financiere, industrielle ou commerciale et preter tous concours, que ce soit par des prets, garanties ou de toute autre maniere a des societes filiales ou affiliees. La societe peut emprunter sous toutes les formes et proceder a l'emission d'obligations.

D'une facon generale, elle peut prendre toutes mesures de controle et de surveillance et faire toutes operations financieres, commerciales et industrielles qu'elle jugera utiles a l'accomplissement ou au developpement de son objet.

TITRE II.- CAPITAL, ACTIONS
---------------------------

Article 5.-

Le capital social est fixe a quarante mille United States Dollars
(40,000.-USD) divise en vingt mille (20,000) actions de deux United States Dollars (2.-USD) Les actions sont nominatives ou au porteur, au choix de l'actionnaire.

Les actions de la societe peuvent etre creees, au choix du proprietaire, en titres unitaires ou en certificats representatifs de plusieurs actions.

La societe peut proceder au rachat de ses propres actions sous les conditions prevues par la loi.

Le capital pourra etre augmente ou reduit dans les conditions legales requises.

TITRE III.-ADMINISTRATION
--------------------------

Article 6.-

La societe est administree par un conseil compose de huit membres, actionnaires ou non, nommes pour un terme qui ne peut exceder six ans, par l'assemblee generale des actionnaires, et toujours revocables par elle.

Le nombre des administrateurs ainsi que leur remuneration et la duree de leur mandat sont fixes par l'assemblee generale de la societe.

Article 7.-

Le conseil d'administration choisit parmi ses membres un president.

Le conseil d'administration se reunit sur la convocation du president, aussi souvent que l'interet de la societe l'exige. Il doit etre convoque chaque fois que deux administrateurs le demandent.

Article 8.-

Le conseil d'administration est investi des pouvoirs les plus etendus pour faire tous actes d'administration et de disposition qui rentrent dans l'objet social.

Il a dans sa competence tous les actes qui ne sont pas reserves expressement par la loi et les statuts a l'assemblee generale. Il est autorise a verser des acomptes sur dividendes aux conditions prevues par la loi.

Article 9.-

La societe est engagee en toutes circonstances par les signatures conjointes de deux administrateurs, ou par la signature d'un administrateur-delegue, sans prejudice des decisions a prendre quant a la signature sociale en cas de delegation de pouvoirs et mandats conferes par le conseil d'administration en vertu de l'article 10.-des statuts.

Article 10.-

Le conseil d'administration peut deleguer la gestion journaliere de la societe a un ou plusieurs administrateurs qui prendront la denomination d'administrateurs-delegues.

Il peut aussi confier la direction de l'ensemble ou de telle partie ou branche speciale des affaires sociales a un ou plusieurs directeurs, et donner des pouvoirs speciaux pour des affaires determinees a un ou plusieurs fondes de pouvoirs, choisis dans ou hors son sein, actionnaires ou non.

Article 11.-

Les actions judiciaires, tant en demandant qu'en defendant, sont suivies au nom de la societe par le conseil d'administration, poursuites et diligences de son president ou d'un administrateur delegue a ces fins.

TITRE IV.-SURVEILLANCE
----------------------

Article 12.-

La societe est surveillee par un ou plusieurs commissaires nommes par l'assemblee generale, qui fixe leur nombre et leur remuneration, ainsi que la duree de leur mandat, qui ne peut exceder six ans.

TITRE V.-ASSEMBLEE GENERALE
---------------------------

Article 13.-

L'assemblee generale annuelle se reunit de plein droit le 31 mars a 10.00 heures a Luxembourg au siege social ou a tout autre endroit a designer par les convocations, et pour la premiere fois en 2001.

Si ce jour est un jour ferie legal, l'assemblee generale a lieu le premier jour ouvrable suivant.

TITRE VI.-ANNEE SOCIALE, REPARTITION DES BENEFICES
--------------------------------------------------

Article 14.-

L'annee sociale commence le 1 er janvier et finit le 31 decembre de chaque annee.

Exceptionnellement, le premier exercice social comprendra tout le temps a courir de la constitution de la societe jusqu'au 31 decembre 2000.

Article 15.-

L'excedent favorable du bilan, defalcation faite des charges sociales et des amortissements, forme le benefice net de la societe. Sur ce benefice, il est preleve cinq pour cent (5%) pour la formation du fonds de reserve legale; ce prelevement cesse d'etre obligatoire lorsque la reserve aura atteint le dixieme du capital social, mais devrait toutefois etre repris jusqu'a entiere reconstitution, si a un moment donne et pour quelque cause que ce soit, le fonds de reserve avait ete entame.

Le solde est a la disposition de l'assemblee generale.

TITRE VII. - DISSOLUTION, LIQUIDATION
-------------------------------------

Article 16.-

La societe peut etre dissoute par decision de l'assemblee generale.

Lors de la dissolution de la societe, la liquidation s'effectuera par les soins d'un ou de plusieurs liquidateurs, personnes physiques ou morales, nommes par l'assemblee generale qui determine leurs pouvoirs et leurs emoluments.

TITRE VIII. - DISPOSITIONS GENERALES
------------------------------------

Article 17.-

Pour tous les points non specifies dans les presents statuts, les parties se referent et se soumettent aux dispositions de la loi luxembourgeoise du 10 aout 1915 sur les societes commerciales et de ses lois modificatives.

                                    SOUSCRIPTION

Les statuts de la societe ayant ete ainsi arretes, les comparants declarent souscrire le capital comme suit:

     1.     CARRIER 1 INTERNATIONAL S.A.            19,999 actions

     2.     CARLYLE INTERNATIONAL
            PARTNERS II, L.P.                            1 action
                                                    ------
            TOTAL                                   20,000 ACTIONS

Toutes les actions ont ete liberees a concurrence de vingt-cinq (25)% par des versements en especes, de sorte que la somme de dix mille United States Dollars (10,000 USD) se trouve des a present a la disposition de la societe ainsi qu'il en a ete justifie au notaire instrumentaire.

                                  DECLARATION


Le notaire soussigne declare avoir verifie l'existence des conditions enumerees a l'article 26 de la loi sur les societes commerciales, et en constate expressement l'accomplissement.

                               ESTIMATION DES FRAIS


Le montant des frais, depenses, remunerations ou charges, sous quelque forme que ce soit, qui incombent a la societe ou qui sont mis a sa charge a raison de sa constitution, s'eleve a approximativement quatre-vingts mille francs luxembourgeois (80,000 Flux).

                        ASSEMBLEE GENERALE EXTRAORDINAIRE

Les comparants prequalifies, representant la totalite du capital souscrit, se considerant comme dument convoques, se sont ensuite constitues en assemblee generale extraordinaire.

Apres avoir constate que la presente assemblee est regulierement constituee, ils ont pris a l'unanimite les resolutions suivantes:

1. Le nombre des administrateurs est fixe a huit (8) et celui des commissaires a un (1).

2. Ont ete appeles aux fonctions d'administrateur:

          Frank, YEARY, administrateur
          Gabe FINKE, administrateur
          Brooke COBURN, administrateur
          Glenn CREAMER, administrateur
          Alexander EVANS, administrateur
          Terje NORDHAL, administrateur
          Thor Geir RAMLETH, administrateur
          Abteen SAI, administrateur

3. Une prochaine assemblee des actionnaires designera le commissaire:

4. Les mandats des administrateurs expireront a l'issue de l'assemblee generale qui se tiendra en 2001

5. Le siege social de la societe est fixe au 3, Boulevard Prince Henri L-1724 Luxembourg.

Dont acte, fait et passe a Hesperange, date qu'en tete des presentes.

Lecture faite aux comparants, tous connus du notaire instrumentant par noms, prenoms, etats et demeures, lesdits comparants ont signes avec le notaire le present acte.

Le notaire soussigne, qui comprend et parle l'anglais, declare qu'a la demande des comparants, le present acte est redige en anglais suivi d'une version francaise et qu'en cas de divergence entre le texte anglais et le texte francais, le texte anglais prevaudra.

                           Copie certifiee conforme
                                  a l'original



[Seal]

                                                                       EXHIBIT B

                              EMPLOYMENT TERM SHEET

[*]



 [*]: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                                                                       EXHIBIT C

                                    RESERVED

                                                                       EXHIBIT D

                           IAXIS ASSIGNMENT AGREEMENT

                                     FORM OF
                              ASSIGNMENT AGREEMENT

                  This Assignment Agreement, (the "AGREEMENT"), is entered into as of _______, 1999 by and between iaxis B.V., a corporation organized under the laws of the Netherlands ("iaxis B.V."), iaxis carrier services ltd., an Isle of Man corporation ("iaxis ltd."), and [name of Hubco subsidiary], a _____ organized under the laws of ______ (the "Company") and a wholly-owned subsidiary of Hubco, S.A., a Luxembourg Societe Anonyme ("Hubco").

                                    RECITALS

                  A. On November 23, 1999, Hubco, together with the other parties named therein, entered into a Shareholders Agreement (the "Shareholders Agreement").

                  B. iaxis B.V. and iaxis ltd. desire to assign certain assets to the Company as contemplated by Section 2.11 of the Shareholders Agreement.

                  C. All capitalized terms not defined herein shall have the meaning given them in the Shareholders Agreement.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. iaxis B.V. and iaxis ltd. hereby cause to be assigned, transfered and conveyed to the Company and its successors and assigns, effective as of the date hereof, all of their or their subsidiaries' estate, right, title and interest (both legal and equitable) in and to the following (collectively referred to as the "Assigned Assets"):

                  (a) any agreement, heads of agreement, letter of intent, contract, purchase order or other contractual or pre-contractual understanding, lease or agreement, whether oral or written, related to the buildings identified on Exhibit A hereto (the "Buildings"), including without limitation, the agreements set forth on Exhibit A [to be finalized prior to closing], true and correct copies of which are attached hereto,

                  (b) any permit, license, franchise, approval, certificate, privilege, immunity, consent or other authorization issued or authorized or required to be issued by any governmental body or any other Person related to the Buildings,

                  (c) all of their and their Affiliates' copyrights, patents, trademarks, technology rights and licenses, trade secrets, trade dress, franchises, know-how, inventions, designs, specifications, plans, drawings, files, business records and intellectual property rights related to the Buildings, and

                  (d) any other rights or property, tangible or intangible, acquired or held for use in connection with the Buildings by iaxis.

                  2. From and after the date of this Agreement, upon request of the Company, iaxis B.V. and iaxis ltd. shall duly execute, acknowledge, deliver and perform all further acts, deeds, assignments, transfers, conveyances, powers of attorney, and assurances that may be required to convey to and vest title in the Company, its successors and assigns, and protect the Company's right, title and interest in and enjoyment of all the assets intended to be assigned, transferred, and conveyed pursuant to this Agreement.

                  3. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement may be signed in one or more counterparts and all counterparts so executed shall constitute one agreement.

                  4. Each of iaxis B.V. and iaxis ltd. hereby represents and warrants that (i) the Assigned Assets are free and clear of any lien, claim or encumbrance, (ii) the execution and delivery by it of this Agreement and the performance of its obligations hereunder will not (A) conflict with or violate or cause a breach under any agreement to which it is a party or by which the Assigned Assets are bound, (B) violate the intellectual property rights of any other party or (C) require the consent of any Person or governmental authority.

                  5. This Assignment Agreement shall be construed and interpreted and the rights of the parties determined in accordance with the law of the State of New York.

                  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first written above.

                                            iaxis B.V.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------
                                            iaxis carrier services ltd.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            [Insert Name of Hubco Subsidiary]

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                                                       EXHIBIT A

                          Schedule of iaxis Properties
                            with Lock-out Extensions

                                      [*]



[*]: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.